Exhibit - 10.51


                            THIRD AMENDMENT AGREEMENT


         THIS THIRD AMENDMENT AGREEMENT ("Agreement") is entered into as of the 26th day of May, 1998 by and between GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership (collectively, the "Original Borrowers"), GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, GFC FS, Inc., a Tennessee corporation (the "Additional Borrowers"; the Original Borrowers and the Additional Borrowers are sometimes referred to herein as the "Borrowers"), TREBOR of TN, INC., a Tennessee corporation, SYDOOG, INC., a Delaware corporation, GOFAMCLO, INC., a Delaware corporation (collectively, the "Guarantors"),those several lenders who are or become parties to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders" and, individually, a "Lender"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association with offices in Knoxville, Tennessee, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                                W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement dated May 25, 1995 between Goody's Family Clothing, Inc., the Administrative Agent and the Lenders, as amended and restated by that certain Amended and Restated Credit Agreement dated as of October 31, 1996 between the Original Borrowers (with the exception of GFCTX, L.P.), Guarantors, Lenders and the Administrative Agent and as further amended by that certain Amendment Agreement dated May 16, 1997 between the Original Borrowers (with the exception of GFCTX, L.P.), Guarantors, Lenders and the Administrative Agent and that certain Second Amendment Agreement dated September 23, 1997 between the Original Borrowers, Lenders and the Administrative Agent (collectively, the "Credit Agreement"), Lenders have committed to make loans to the Original Borrowers in the principal amount of $120,000,000 (the "Loans") pursuant to the terms and provisions thereof;

         WHEREAS, pursuant to the Credit Agreement, the Original Borrowers delivered a Second Amended and Restated Promissory Note dated September 23, 1997 to each Lender (collectively, the "Notes") in the amount of such Lender's Commitment (as defined in the Credit Agreement);

         WHEREAS, the Additional Borrowers have become direct or indirect Subsidiaries of one or more of the Original Borrowers, and the parties wish to revise and modify the Credit Agreement so as to add the Additional Borrowers as Borrowers thereunder;

         WHEREAS, the parties further wish to modify the Credit Agreement to increase the amount of the Commitments, revise and modify certain obligations of the parties specified therein, and extend the Termination Date of the Credit Agreement from May 31, 1999 until May 31, 2001; and

         WHEREAS, all terms capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         1. Additional Borrowers. Each Additional Borrower hereby joins in the Credit Agreement as a Borrower, and assumes all of the obligations, representations and warranties of a Borrower thereunder, and shall hereafter be treated as a Borrower thereunder for all purposes.

         2. Termination Date. The definition of Termination Date in the Credit Agreement is hereby amended in its entirety to state as follows:

                           "Termination Date"  shall mean May 31, 2001.

                  All indebtedness of the Borrowers incurred under the Credit Agreement shall be due and payable as of the Termination Date set forth above.

         3. Commitments. Section 2.1.1 of the Credit Agreement is hereby amended to increase the aggregate amount of the Commitments from $120,000,000 to $130,000,000. The Commitment and Percentage of each Lender as set forth on the signature pages to the Credit Agreement are hereby amended to be as follows:

                    Lender                    Commitment            Percentage

             First Tennessee Bank             $26,000,000               20.00%
             National Association

             First American                   $19,500,000               15.00%
             National Bank

             AmSouth Bank of                  $22,750,000               17.50%
             Alabama

             Southtrust Bank,                 $22,750,000               17.50%
             National Association

             First Union National             $22,750,000               17.50%
             Bank of Tennessee

             Wachovia Bank, N.A.              $16,250,000               12.50%

         4. New Notes. The Borrowers shall deliver to each Lender a Third Amended and Restated Promissory Note substantially in the form attached hereto as Exhibit A (the "Third Amended Notes") reflecting the amount of such Lender's Commitment as increased herein. Upon the execution and delivery of the Third Amended Notes to the Lenders, the Lender shall return the original Notes to the Borrowers marked "canceled".

         5. Affiliate Agreements. Affiliate Agreements under the Credit Agreement shall include (a) the License Agreements, substantially in the form of
Exhibit 4.1B to the Credit Agreement, between SYDOOG, INC. and GFCTN, L.P. and GFCGA, L.P., dated May _20th, 1998, (b) the Master Supply Agreements, substantially in the form of Exhibit 4.1C to the Credit Agreement, between Goody's MS, L.P. and GFCTN, L.P. and GFCGA, L.P., dated May _20th, 1998, and (c) the Management Services Agreements, substantially in the form of Exhibit 4.1D to the Credit Agreement, between Goody's Family Clothing, Inc. and GFCTN, L.P., GFCGA, L.P. and GFC FS dated May _20th, 1998.

         6. Commitment Fee; Interest and Fee Margins. The following amendments are made to the provisions of Sections 2.11.1, 2.13.1, 2.13.2 and 2.13.3 of the Credit Agreement:

                  a. Commitment Fees. Section 2.11.1 is hereby amended to change the per annum fee for each Lender's agreement to participate in the Facilities from fifteen one-hundredths of one percent (0.15%) to eleven one-hundredths of one percent (0.11%).

                  b. Applicable LIBOR Margin. Section 2.13.1 is hereby amended to change the Applicable LIBOR Margin from seventy-five one-hundredths of one percent (.75%) to thirty one-hundredths of one percent (.30%).

                  c.  Applicable  Commercial  Letter of Credit  Fee  Percentage.
                  Section 2.13.2 is hereby amended to change the Applicable Commercial Letter of Credit Fee Percentage from seventy one-hundredths of one percent (.70%) to thirty one-hundredths of one percent (.30%).

                  d. Applicable Standby Letter of Credit Fee Percentage. Section
                  2.13.3 is hereby amended to change the Applicable Standby Letter of Credit Fee Percentage from one percent (1.00%) to fifty one-hundredths of one percent (.50%).

         7. Issuance of Letters of Credit by Wachovia Bank, N.A. Section 2.3.1 of the Credit Agreement is hereby amended to delete the phrase "(other than Wachovia Bank, N.A.)"from the first sentence thereof and Section 2.16 of the Credit Agreement is hereby amended to delete the phrase ", with the exception of Wachovia Bank, N.A.," from the first sentence thereof.

         8. Financial Covenants. Sections 10.1.1, 10.1.3 and 10.1.4 of the Credit Agreement are hereby amended to state as follows:

                  10.1.1 Current Ratio. Permit on a consolidated basis in accordance with GAAP the Current Ratio as of the end of any Fiscal Quarter to be less than 1.15 to 1.00 or permit the Current Ratio as of the end of any Fiscal Year to be less than
                  1.30 to 1.00.

                  10.1.3. Shareholders Equity. Permit on a consolidated basis in accordance with GAAP the Shareholders Equity of Borrowers and Guarantors in the aggregate (a) to be less than $180,000,000 as of January 30, 1999, (b) to be less than $205,000,000 as of January 29, 2000, or (c) to be less than $235,000,000 as of February 3, 2001.

                  10.1.4. Capital Expenditures. Permit Capital Expenditures made by Borrowers and Guarantors in the aggregate to exceed (a) $36,000,000 during the Fiscal Year ending January 30, 1999, and (b) $95,000,000 in the aggregate during the two Fiscal Years ending February 3, 2001, provided, however, that the Borrowers may increase such amount to $110,000,000 upon written notice delivered to the Administrative Agent and provided, further, that such increase must be used solely to fund the construction of an additional distribution facility.

         9. Dividends. Section 9.6 of the Credit Agreement is hereby deleted in its entirety.

         10. Additional Loan. Borrowers may at any time request in writing that Lenders increase the aggregate amount of the Commitments to $150,000,000. Lenders' shall have thirty (30) days after the Administrative Agent's receipt of such request to respond in writing to the Borrowers either accepting or rejecting such request. A failure by the Lenders to respond within such thirty
(30) day period shall be deemed to be a rejection of the Borrowers' request to increase the amount of the Commitments. If the Lenders agree to increase the aggregate amount of the Commitments to $150,000,000 the Borrowers and Lenders shall promptly thereafter enter into an amendment of the Credit Agreement in the form of prior amendments which amendment shall include such provisions as are necessary to effect the increase in the aggregate amount of the Commitments. If the Lenders reject the request to increase the amount of the Commitments, the Lenders hereby agree to amend Section 9.1 of the Credit Agreement to permit a loan from a third party to the Borrowers in the amount of $20,000,000 subject, however, to the following conditions: (a) such loan shall be unsecured, (b) at the time the Administrative Agent receives the request from the Borrowers to increase the Commitments, the Borrowings under the Credit Agreement together with the amount of Borrowers' request to increase the Commitments equals or exceeds the aggregate amount of the Commitments, and (c) no Event of Default, as defined in Article 11 of the Credit Agreement, nor any event which, upon notice, lapse of time or both, would constitute an Event of Default under the Credit Agreement, has occurred and is continuing as of the effective date of the documents evidencing such loan.

         11. Continuing Effect of Documents. Except as expressly modified by or provided for in this Agreement, the terms and provisions of the Credit Agreement and all other documents relating to the Loans shall remain in full force and effect as originally executed.

         12. Representations and Warranties. The representations and warranties of the Borrowers and Guarantors in the Credit Agreement are true and correct on and as of the date hereof as though made on this date.

         13. No Default. As of the date hereof, each Borrower and Guarantor is in full compliance with all of the terms and provisions set forth in the Credit Agreement as amended hereby, including without limitation the covenants and agreements set forth in Articles 8, 9 and 10 of the Credit Agreement, and all of the instruments and documents executed in connection therewith, and no Event of Default, as defined in Article 11 of the Credit Agreement, nor any event which, upon notice, lapse of time or both, would constitute an Event of Default, has occurred or is continuing.

         14. Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings or agreements between the parties hereto.

         15. No Novation. Except as set forth herein, this Agreement does not constitute a discharge or novation of any promissory note existing prior to this Agreement or any other documents executed in connection with the Loans, and such documents shall continue in full force and effect and shall be fully binding upon all parties hereto.

         16. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                            BORROWERS:

                          GOODY'S FAMILY CLOTHING, INC.

                          By:  /s/ Harry M. Call
                          Title:  President

                          GOODY'S MS, L.P.

                          By: TREBOR of TN, Inc., General Partner


                          By:  /s/ Harry M. Call
                          Title:  President


                          GOODY'S IN, L.P.
                          By: TREBOR of TN, Inc., General Partner


                          By:  /s/ Harry M. Call
                          Title:  President


                          GFCTX, L.P.

                          By: TREBOR of TN, Inc., General Partner

                          By:  /s/ Harry M. Call
                          Title:  President


                          GFCTN, L.P.

                          By: TREBOR of TN, Inc., General Partner


                          By:  /s/ Harry M. Call
                          Title:  President

                          GFCGA, L.P.

                          By: TREBOR of TN, Inc., General Partner


                          By:  /s/ Harry M. Call
                          Title:  President


                          GFC FS, INC.

                          By:  /s/ Harry M. Call
                          Title:  President


                          GUARANTORS:

                          SYDOOG, INC., a Delaware corporation

                          By:  /s/ Francis B. Jacobs II
                          Title:  President


                          GOFAMCLO, INC., a Delaware corporation

                          By:  /s/ Francis B. Jacobs II
                          Title:  President


                          TREBOR OF TN, INC., a Tennessee corporation


                          By:  /s/ Harry M. Call
                          Title:  President




                        [LENDERS' SIGNATURE PAGES FOLLOW]

          [Lender's Signature Page to Amendment Agreement dated May 26, 1998]



      FIRST  TENNESSEE  BANK  NATIONAL  ASSOCIATION,   as  a  Lender  and  as
                       Administrative Agent

                       By:  /s/ James H. Atchley
                       Title:  Vice President


                       Address: First Tennessee Bank National Association
                                Corporate Lending Group
                                Plaza Tower
                                800 S. Gay Street
                                Knoxville, Tennessee  37929
                                Attn:  James H. Atchley
                                Telecopy No. 423-971-2883

            [Lender's Signature Page to Amendment Agreement dated May 26, 1998]


                          FIRST AMERICAN NATIONAL BANK, as a Lender


                          By:  /s/ Eric V. Schwarzentraub
                          Title:  Sr. Vice President


                          Address: 505 S. Gay Street, Mezzanine
                          Knoxville, Tennessee  37902
                          Attn: Eric V. Schwarzentraub
                          Telecopy No. 615-521-5352

          [Lender's Signature Page to Amendment Agreement dated May 26, 1998]


                           AMSOUTH BANK OF ALABAMA, as a Lender


                           By:  /s/ Robert B. Dehaven
                           Title:  Vice President


                           Address: 1900 5th Avenue North, 7th floor
                                    Birmingham, Alabama  35203
                                    Attn: Donald M. Sinclair
                                    Telecopy No. 205-583-4436

          [Lender's Signature Page to Amendment Agreement dated May 26, 1998]



                        SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                             as a Lender


                        By:  /s/ Alex Morton
                        Title:  Commercial Loan Officer


                         Address: 420 North 20th Street
                                  Birmingham, Alabama 35203
                                  Attn: Alex Morton
                                  Telecopy No. 205-254-8270

            [Lender's Signature Page to Amendment Agreement dated May 26, 1998]



                      FIRST UNION NATIONAL BANK OF TENNESSEE,
                          as a Lender


                      By:  /s/ S. Scott Miler
                      Title:  Sr. Vice President


                      Address: 150 Fourth Avenue North
                               First Union Tower, 2nd Floor
                               Nashville, Tennessee  37219
                               Attn: S. Scott Miler
                               Telecopy No. 615-251-0894

           [Lender's Signature Page to Amendment Agreement dated May 26, 1998]



                  WACHOVIA BANK, N.A., as a Lender


                       By:  /s/ John B. Tibe
                       Title:  Asst. Vice President


                       Address: 191 Peachtree Street, NE, 29th floor
                                Atlanta, Georgia 30303
                                Attn: John Tibe
                                Telecopy No. 404-332-5016

1025716.7

                                    EXHIBIT A


                   THIRD AMENDED AND RESTATED PROMISSORY NOTE


$__________                      Knoxville, Tennessee              May 26, 1998


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, Inc., a Tennessee corporation (collectively, the "Maker"), promises to pay to the order of _______________________ ____________ ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of _____________________________ AND 00/100THS DOLLARS
($_____________) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, and by that certain Third Amendment Agreement of even date herewith
(together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $130,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Second Amended and Restated Promissory Note of Maker in favor of Payee dated September 23, 1997 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

                  IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.

                          By:_______________________________
                          Title:_____________________________

                          GOODY'S MS, L.P.

                          By: TREBOR of TN, Inc., General Partner


                          By: ______________________________
                          Title:____________________________

                          GOODY'S IN, L.P.

                          By: TREBOR of TN, Inc., General Partner


                          By: _____________________________
                          Title:___________________________

                          GFCTX, L.P.

                          By: TREBOR of TN, Inc., General Partner


                          By:_______________________________
                          Title: _____________________________

                           GFCTN, L.P.

                           By: TREBOR of TN, Inc., General Partner


                           By:_________________________________
                           Title: _______________________________



                           GFCGA, L.P.

                           By: TREBOR of TN, Inc., General Partner


                           By:_________________________________
                           Title: _______________________________


                           GFC FS, INC.


                           By:_________________________________
                           Title: _______________________________



1025716.7

                      PROMISSORY NOTE ASSUMPTION AGREEMENT


         This Promissory Note Assumption Agreement is executed this ____ day of _________________, 199___ by ______________________________, a
___________________ (the "Additional Maker") to be affixed to the original Third Amended and Restated Promissory Note dated May 26, 1998, in the original principal amount of ___________________________ Dollars ($_______________) made by GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, L.P., a Tennessee corporation (the "Original Borrowers"), to the order of __________________ _____________________ (the "Promissory Note") and any
additional makers who have joined in the execution of a prior Promissory Note Assumption Agreement.

         The undersigned Additional Maker hereby assumes and promises to pay to the order of ___________________________________ the principal sum of
__________________________  ______________  Dollars  ($__________________)  with interest on the disbursed and unpaid principal balance from the date of disbursement, until paid, at the rate of interest specified in the Promissory Note. The undersigned Additional Maker assumes all obligations under the Promissory Note as specified therein.

         IN WITNESS WHEREOF, the undersigned Additional Maker has executed this Agreement on the ___ day of _________________, 199___, which Agreement shall be so firmly affixed to the Promissory Note as to become a part thereof.

                                                     ADDITIONAL MAKER


                                     ----------------------------------------

                   THIRD AMENDED AND RESTATED PROMISSORY NOTE


$26,000,000                Knoxville, Tennessee                  May 26, 1998


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, Inc., a Tennessee corporation (collectively, the "Maker"), promises to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-SIX MILLION AND 00/100THS DOLLARS ($26,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, and by that certain Third Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $130,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Second Amended and Restated Promissory Note of Maker in favor of Payee dated September 23, 1997 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

                  IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.

                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GOODY'S MS, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GOODY'S IN, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFCTX, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GFCTN, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President



                                            GFCGA, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFC FS, INC.


                                            By:  /s/ Harry M. Call
                                            Title:  President



1033319.1

                      PROMISSORY NOTE ASSUMPTION AGREEMENT


         This Promissory Note Assumption Agreement is executed this ____ day of _________________, 199___ by ______________________________, a
___________________ (the "Additional Maker") to be affixed to the original Third Amended and Restated Promissory Note dated May 26, 1998, in the original principal amount of Twenty-Six Million and no/100ths Dollars ($26,000,000.00) made by GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, L.P., a Tennessee corporation (the "Original Borrowers"), to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION (the "Promissory Note") and any additional makers who have joined in the execution of a prior Promissory Note Assumption Agreement.

         The undersigned Additional Maker hereby assumes and promises to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION the principal sum of Twenty-Six Million and no/100ths Dollars ($26,000,000.00) with interest on the disbursed and unpaid principal balance from the date of disbursement, until paid, at the rate of interest specified in the Promissory Note. The undersigned Additional Maker assumes all obligations under the Promissory Note as specified therein.

         IN WITNESS WHEREOF, the undersigned Additional Maker has executed this Agreement on the ___ day of _________________, 199___, which Agreement shall be so firmly affixed to the Promissory Note as to become a part thereof.

                                                     ADDITIONAL MAKER


                                   ----------------------------------------


1033319.1

                   THIRD AMENDED AND RESTATED PROMISSORY NOTE


$22,750,000                Knoxville, Tennessee                  May 26, 1998


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, Inc., a Tennessee corporation (collectively, the "Maker"), promises to pay to the order of SOUTHTRUST BANK, NATIONAL ASSOCIATION ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-TWO MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100THS DOLLARS ($22,750,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, and by that certain Third Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $130,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Second Amended and Restated Promissory Note of Maker in favor of Payee dated September 23, 1997 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

                  IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.

                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GOODY'S MS, L.P.

                                     By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GOODY'S IN, L.P.

                                     By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFCTX, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GFCTN, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President



                                            GFCGA, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFC FS, INC.


                                            By:  /s/ Harry M. Call
                                            Title:  President



1033336.1

                      PROMISSORY NOTE ASSUMPTION AGREEMENT


         This Promissory Note Assumption Agreement is executed this ____ day of _________________, 199___ by ______________________________, a
___________________ (the "Additional Maker") to be affixed to the original Third Amended and Restated Promissory Note dated May 26, 1998, in the original principal amount of Twenty-Two Million Seven Hundred Fifty Thousand and no/100ths Dollars ($22,750,000.00) made by GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, L.P., a Tennessee corporation (the "Original Borrowers"), to the order of SOUTHTRUST BANK, NATIONAL ASSOCIATION (the "Promissory Note") and any additional makers who have joined in the execution of a prior Promissory Note Assumption Agreement.

         The undersigned Additional Maker hereby assumes and promises to pay to the order of SOUTHTRUST BANK, NATIONAL ASSOCIATION the principal sum of Twenty-Two Million Seven Hundred Fifty Thousand and no/100ths Dollars ($22,750,000.00) with interest on the disbursed and unpaid principal balance from the date of disbursement, until paid, at the rate of interest specified in the Promissory Note. The undersigned Additional Maker assumes all obligations under the Promissory Note as specified therein.

         IN WITNESS WHEREOF, the undersigned Additional Maker has executed this Agreement on the ___ day of _________________, 199___, which Agreement shall be so firmly affixed to the Promissory Note as to become a part thereof.

                                                     ADDITIONAL MAKER


                                      ----------------------------------------


1033336.1

                   THIRD AMENDED AND RESTATED PROMISSORY NOTE


$22,750,000              Knoxville, Tennessee                    May 26, 1998


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, Inc., a Tennessee corporation (collectively, the "Maker"), promises to pay to the order of FIRST UNION NATIONAL BANK OF TENNESSEE ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-TWO MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100THS DOLLARS ($22,750,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, and by that certain Third Amendment Agreement of even date herewith
(together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $130,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Second Amended and Restated Promissory Note of Maker in favor of Payee dated September 23, 1997 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

                  IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.

                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GOODY'S MS, L.P.

                                     By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GOODY'S IN, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFCTX, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GFCTN, L.P.

                                     By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President



                                            GFCGA, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFC FS, INC.


                                            By:  /s/ Harry M. Call
                                            Title:  President



1033336.1

                      PROMISSORY NOTE ASSUMPTION AGREEMENT


         This Promissory Note Assumption Agreement is executed this ____ day of _________________, 199___ by ______________________________, a
___________________ (the "Additional Maker") to be affixed to the original Third Amended and Restated Promissory Note dated May 26, 1998, in the original principal amount of Twenty-Two Million Seven Hundred Fifty Thousand and no/100ths Dollars ($22,750,000.00) made by GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, L.P., a Tennessee corporation (the "Original Borrowers"), to the order of FIRST UNION NATIONAL BANK OF TENNESSEE (the "Promissory Note") and any additional makers who have joined in the execution of a prior Promissory Note Assumption Agreement.

         The undersigned Additional Maker hereby assumes and promises to pay to the order of FIRST UNION NATIONAL BANK OF TENNESSEE the principal sum of Twenty-Two Million Seven Hundred Fifty Thousand and no/100ths Dollars ($22,750,000.00) with interest on the disbursed and unpaid principal balance from the date of disbursement, until paid, at the rate of interest specified in the Promissory Note. The undersigned Additional Maker assumes all obligations under the Promissory Note as specified therein.

         IN WITNESS WHEREOF, the undersigned Additional Maker has executed this Agreement on the ___ day of _________________, 199___, which Agreement shall be so firmly affixed to the Promissory Note as to become a part thereof.

                                                     ADDITIONAL MAKER


                                      ----------------------------------------


1033336.1

                   THIRD AMENDED AND RESTATED PROMISSORY NOTE


$22,750,000            Knoxville, Tennessee                     May 26, 1998


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, Inc., a Tennessee corporation (collectively, the "Maker"), promises to pay to the order of AMSOUTH BANK OF ALABAMA ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of
TWENTY-TWO MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100THS DOLLARS ($22,750,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, and by that certain Third Amendment Agreement of even date herewith
(together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $130,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Second Amended and Restated Promissory Note of Maker in favor of Payee dated September 23, 1997 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

                  IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.

                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GOODY'S MS, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GOODY'S IN, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFCTX, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GFCTN, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President



                                            GFCGA, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFC FS, INC.


                                            By:  /s/ Harry M. Call
                                            Title:  President



1033334.1

                      PROMISSORY NOTE ASSUMPTION AGREEMENT


         This Promissory Note Assumption Agreement is executed this ____ day of _________________, 199___ by ______________________________, a
___________________ (the "Additional Maker") to be affixed to the original Third Amended and Restated Promissory Note dated May 26, 1998, in the original principal amount of Twenty-Two Million Seven Hundred Fifty Thousand and no/100ths Dollars ($22,750,000.00) made by GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, L.P., a Tennessee corporation (the "Original Borrowers"), to the order of AMSOUTH BANK OF ALABAMA (the "Promissory Note") and any additional makers who have joined in the execution of a prior Promissory Note Assumption Agreement.

         The undersigned Additional Maker hereby assumes and promises to pay to the order of AMSOUTH BANK OF ALABAMA the principal sum of Twenty-Two Million Seven Hundred Fifty Thousand and no/100ths Dollars ($22,750,000.00) with interest on the disbursed and unpaid principal balance from the date of disbursement, until paid, at the rate of interest specified in the Promissory Note. The undersigned Additional Maker assumes all obligations under the Promissory Note as specified therein.

         IN WITNESS WHEREOF, the undersigned Additional Maker has executed this Agreement on the ___ day of _________________, 199___, which Agreement shall be so firmly affixed to the Promissory Note as to become a part thereof.

                                                     ADDITIONAL MAKER


                                      ----------------------------------------


1033334.1

                   THIRD AMENDED AND RESTATED PROMISSORY NOTE


$19,500,000                    Knoxville, Tennessee                May 26, 1998


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, Inc., a Tennessee corporation (collectively, the "Maker"), promises to pay to the order of FIRST AMERICAN NATIONAL BANK ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of NINETEEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($19,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, and by that certain Third Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $130,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Second Amended and Restated Promissory Note of Maker in favor of Payee dated September 23, 1997 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

                  IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.

                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GOODY'S MS, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GOODY'S IN, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFCTX, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President

                                            GFCTN, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President



                                            GFCGA, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                            By:  /s/ Harry M. Call
                                            Title:  President


                                            GFC FS, INC.


                                            By:  /s/ Harry M. Call
                                            Title:  President



1033334.1

                      PROMISSORY NOTE ASSUMPTION AGREEMENT


         This Promissory Note Assumption Agreement is executed this ____ day of _________________, 199___ by ______________________________, a
___________________ (the "Additional Maker") to be affixed to the original Third Amended and Restated Promissory Note dated May 26, 1998, in the original principal amount of Nineteen Million Five Hundred Thousand and no/100ths Dollars ($19,500,000.00) made by GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, L.P., a Tennessee corporation (the "Original Borrowers"), to the order of FIRST AMERICAN NATIONAL BANK (the "Promissory Note") and any additional makers who have joined in the execution of a prior Promissory Note Assumption Agreement.

         The undersigned Additional Maker hereby assumes and promises to pay to the order of FIRST AMERICAN NATIONAL BANK the principal sum of Nineteen Million Five Hundred Thousand and no/100ths Dollars ($19,500,000.00) with interest on the disbursed and unpaid principal balance from the date of disbursement, until paid, at the rate of interest specified in the Promissory Note. The undersigned Additional Maker assumes all obligations under the Promissory Note as specified therein.

         IN WITNESS WHEREOF, the undersigned Additional Maker has executed this Agreement on the ___ day of _________________, 199___, which Agreement shall be so firmly affixed to the Promissory Note as to become a part thereof.

                                                     ADDITIONAL MAKER


                                       ----------------------------------------

1033334.1

                   THIRD AMENDED AND RESTATED PROMISSORY NOTE


$16,250,000                       Knoxville, Tennessee            May 26, 1998


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, Inc., a Tennessee corporation (collectively, the "Maker"), promises to pay to the order of WACHOVIA BANK, N.A. ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of SIXTEEN MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100THS DOLLARS ($16,250,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, and by that certain Third Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $130,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Second Amended and Restated Promissory Note of Maker in favor of Payee dated September 23, 1997 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

                  IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                                          GOODY'S FAMILY CLOTHING, INC.

                                            By: /s/ Harry M. Call
                                            Title:  President

                                            GOODY'S MS, L.P.
                                      By: TREBOR of TN, Inc., General Partner


                                           By: /s/ Harry M. Call
                                            Title:  President


                                            GOODY'S IN, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By: /s/ Harry M. Call
                                            Title:  President


                                            GFCTX, L.P.

                                       By: TREBOR of TN, Inc., General Partner


                                            By: /s/ Harry M. Call
                                            Title:  President

                                            GFCTN, L.P.

                                     By: TREBOR of TN, Inc., General Partner


                                            By: /s/ Harry M. Call
                                            Title:  President



                                            GFCGA, L.P.

                                      By: TREBOR of TN, Inc., General Partner


                                            By: /s/ Harry M. Call
                                            Title:  President


                                            GFC FS, INC.


                                            By: /s/ Harry M. Call
                                            Title:  President



1033338.1

80
3-1399

                                  EXHIBIT 4.1B
3-1399
                      PROMISSORY NOTE ASSUMPTION AGREEMENT


         This Promissory Note Assumption Agreement is executed this ____ day of _________________, 199___ by ______________________________, a
___________________ (the "Additional Maker") to be affixed to the original Third Amended and Restated Promissory Note dated May 26, 1998, in the original principal amount of Sixteen Million Two Hundred Fifty Thousand and no/100ths Dollars ($16,250,000.00) made by GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, L.P., a Tennessee corporation (the "Original Borrowers"), to the order of WACHOVIA BANK, N.A. (the "Promissory Note") and any additional makers who have joined in the execution of a prior Promissory Note Assumption Agreement.

         The undersigned Additional Maker hereby assumes and promises to pay to the order of WACHOVIA BANK, N.A. the principal sum of Sixteen Million Two Hundred Fifty Thousand and no/100ths Dollars ($16,250,000.00) with interest on the disbursed and unpaid principal balance from the date of disbursement, until paid, at the rate of interest specified in the Promissory Note. The undersigned Additional Maker assumes all obligations under the Promissory Note as specified therein.

         IN WITNESS WHEREOF, the undersigned Additional Maker has executed this Agreement on the ___ day of _________________, 199___, which Agreement shall be so firmly affixed to the Promissory Note as to become a part thereof.

                                                     ADDITIONAL MAKER


                                            ---------------------------------


1033338.1

                                 Exhibit - 4.1 B

                                LICENSE AGREEMENT
                  This License  Agreement (this  "Agreement") is dated as of May
20, 1998, by and between SYDOOG, INC., a Delaware corporation having its only place of business at 913 Market Street, Suite 817, Wilmington, Delaware 19801 (the "Licensor"), and GFCTN, L.P., a Tennessee limited partnership having a place of business at 400 Goody's Lane, Knoxville, Tennessee 37933 (the "Licensee").
                                   BACKGROUND
                  The background of this Agreement is as follows:
                  1. Licensor is the  proprietor of the  tradenames,  trademarks and service marks, together with all registrations and/or applications for registration associated therewith, identified on Exhibit A hereto, which may be amended from time to time by consent of the parties hereto (all such tradenames, trademarks and service marks are hereinafter collectively referred to as the "Trademarks").
                  2. Licensee plans to open and operate retail clothing store(s)
under the tradename "GOODY'S". It is the desire and intention of the parties that Licensee be permitted to use the Trademarks on a non-exclusive basis in the United States in a manner reasonably related to the conduct of its retail and distribution operations.
                  3.  Licensor  and  Licensee  have  agreed to the terms of such non-exclusive license of the Trademarks on the terms provided in this Agreement.
                  NOW,  THEREFORE,  in  consideration  of  the  mutual  promises contained herein and for other good and valuable consideration received, the receipt and sufficiency of which is hereby acknowledged, and of the representations and covenants hereinafter set forth, the parties hereby agree as follows:
         1.       GRANT OF LICENSE.
                  A.  License  of  Trademarks  for  Use in  Corporate  Name  and
Business. Subject to the provisions of this Agreement, Licensor hereby grants to Licensee the non-exclusive right to make use of the Trademarks and all goodwill associated therewith in its corporate name and its business throughout the United States.
              B.       Identification of Status and Ownership of the Trademarks.
     (i) Licensee acknowledges that Licensor owns the Trademarks and agrees never to impugn or challenge, or to assist in any challenge of the validity of the Trademarks, the registration of the Trademarks, or Licensor's ownership of the Trademarks.
     (ii) The  Trademarks  shall be  clearly  denoted  as  being  trademarks  by utilizing the appropriate symbol of an encircled R "(R)" (for registered trademarks) or the designation "(TM)" (for common law trademarks) or such other symbol or legend as Licensor may designate from time to time.
     (iii) As requested by Licensor in writing, Licensee shall also incorporate an asterisk by each use of the Trademarks and shall incorporate a statement which reads:
                        *Trademark of SYDOOG, Inc.
                  C.  Rights of  Licensee.  Subject  to the  provisions  of this
Agreement, Licensor hereby grants to Licensee the non-exclusive right to utilize the Trademarks and all goodwill associated therewith in connection with the manufacture, distribution and sale of such products and services as are approved by Licensor (such approved products and services are collectively referred to as "Approved Products"). It is expressly understood that the Approved Products shall include all products and services which were provided, manufactured, distributed or sold by Licensee in conjunction with one or more of the Trademarks prior to the date of this Agreement and shall also include such other products and services which fall within the description of goods of the corresponding registrations or common law usages of the Trademarks, provided that such products and services comply with the standards determined by Licensor as set forth herein and/or issued pursuant to this Agreement. The standards to be determined by Licensor shall include, without limitation, the quality of the goods or services, the labeling and advertising uses of the Trademarks, and the performance requirements of new products or services intended to be provided under the Trademarks. Licensor reserves the right to withdraw its approval or amend its standards at any time.
         2.       QUALITY CONTROLS.
                  A.  In  General.   Licensee  and  Licensor   acknowledge  that
maintaining the high quality of the Approved Products provided in conjunction with the Trademarks, in order to enhance goodwill as symbolized by the Trademarks, is the essence of this Agreement. Notwithstanding anything in this Agreement to the contrary, Licensee agrees that its services and products shall be of such high standards and quality as to be adequate and suited to the utilization to their best advantage and to the protection and enhancement of the Trademarks, that such services shall be performed and such products shall be completed and delivered in accordance with all applicable federal, state and local laws and regulations, and that the policy of performance of such services and of completion and delivery of such products by Licensee shall be one requiring high standards and shall in no manner reflect adversely upon the good name of Licensor or upon the reputation or value of the Trademarks.
                  B.  Advertising.  Licensor  reserves  the right to approve all advertising  in  connection  with  the  Approved  Products  and  the  use of the
Trademarks, including the type, color, size and design of signs or symbols depicting the Trademarks. Accordingly, the quality and style of advertising, promotional and other materials bearing the Trademarks, at the request of Licensor, shall be subject to the prior written approval of Licensor, which may be granted or withheld in Licensor's sole discretion. Licensor reserves the right to withdraw such approval or to amend its requirements with respect to advertising at any time. All advertising, promotional or other materials bearing the Trademarks to be used by Licensee and differing substantially from those approved herein shall be submitted to Licensor or its authorized representative for its prior written approval. Any such advertising, promotional or other materials submitted to and not disapproved by Licensor or its authorized representative within ten (10) days after receipt by Licensor shall be deemed to be approved. The entire cost of advertising and promoting the products and services undertaken by Licensee shall be the sole obligation of Licensee, and Licensor assumes no financial or other responsibility therefor. In advertising and promoting the Approved Products, Licensee shall comply with all applicable laws, rules and regulations.
                  C.  Consumer  Complaints.  Licensee  agrees  to cause a prompt response to be made to consumer complaints received by Licensee or Licensor (upon prompt notice to Licensee) pertaining to Approved Products bearing the Trademarks. Licensee shall promptly permit Licensor to inspect, upon request, any written product liability claims and government reports in respect of any of the products covered by this Agreement.
                  D. Quality Control Standards. With respect to any provision in this Agreement referring to quality control standards, Licensor shall have the right at all times and in good faith to issue standards in addition to, in amendment of, or in replacement of, the standards set forth herein, together with accompanying quality control policies and procedures, all of which shall be attached hereto as Exhibit B (as it may be amended or supplemented from time to time) and made a part hereof upon written consent of Licensee (to be evidenced by its execution of such amendments or supplements to this Agreement), which consent will not be unreasonably withheld.
                  E.  Personnel  Training.  Both parties agree that high quality personnel training programs covering quality control, customer relations policy, sales and marketing techniques, and other matters are of prime importance to this Agreement and are essential to the success of the sale of Approved Products bearing the Trademarks. To accomplish this, the Licensee shall be responsible at its cost for implementing and maintaining such programs and policies, including providing a sufficient number of training sessions for Licensee's employees, which training sessions shall be in accordance with the standards set forth herein and issued pursuant to the terms of this Agreement. Licensor agrees that the current practices with respect to training sessions are satisfactory to Licensor, but Licensor reserves the right to withdraw its approval or to amend the programs and policies at any time.
                  F. Compliance Reports. From time to time, and upon the written request of Licensor, Licensee shall furnish to Licensor or its authorized representative, free of cost, for its written approval as aforesaid, descriptions of all activities currently performed and/or being completed by Licensee relating to the Approved Products and of the manner of performing the same, in order that Licensor may determine whether the high standards and quality control measures are being maintained by Licensee. Licensor (or its authorized representative) shall be the sole judge of whether the activities of Licensee have complied or are complying with the aforesaid high standards and quality control measures.
                  G. Records. Licensee shall keep accurate records in sufficient detail to enable Licensor (or its authorized representative) to determine the extent and the manner in which Licensee has used the Trademarks and Licensee shall permit Licensor (or its authorized representative) to examine and make copies of such records at all reasonable times. Licensee shall provide Licensor (or its authorized representative) with access to the business offices, factories, sales locations and other premises of Licensee at all reasonable times, in order that Licensor may determine whether Licensee's uses of the Trademarks conform with the quality control standards set forth herein and issued in accordance herewith, and Licensee shall abide by the decision of Licensor (or its authorized representative) in this respect. Upon Licensor's request (or upon the request of Licensor's authorized representative), Licensee shall deliver to Licensor (or its authorized representative) such reports, in the form requested, which confirm for Licensor that such quality control standards are being satisfied.
                  H. Change of Business Practices. In the event that Licensee at any time makes any material changes in its business procedures that may alter the performance of any of the services or the delivery of products upon or in relation to which Licensee uses or intends to use the Trademarks, Licensee shall promptly give notice in writing thereof to Licensor or its authorized representative, so that Licensor or its authorized representative may determine through supplemental investigation, if necessary, in the Licensor's sole judgment, whether Licensee is conforming to the high standards and quality control measures which have been set forth herein, and Licensee shall abide by the decision of Licensor or its authorized representative in this respect.
                  I.  Right to  Obtain  Samples.  At the  request  of  Licensor,
Licensee shall submit to Licensor representative samples from Licensee's production of Approved Products and of raw materials used in the Approved Products for such quality testing and review as Licensor in its sole discretion shall deem appropriate.
                  J. Right to Inspect Premises. Licensor, upon reasonable notice to Licensee, shall have the right to inspect the equipment, materials and production facilities of Licensee to ensure compliance with Licensor's standards of quality for the Approved Products.
         3.       FEES.
                  A. Privilege Fee. For the privilege of having the right to use the Trademarks under the terms and conditions of this Agreement, Licensee agrees to pay to Licensor annually during the term of this Agreement a privilege fee (the "Privilege Fee") equal to $50,000 per fiscal year per Store without regard to the level of Licensee's sales volume during such fiscal year. The first annual Privilege Fee shall be due and payable on the execution and delivery of this Agreement, and, thereafter, the annual Privilege Fee shall be due and payable annually on the first (1st) day of the fourth (4th) fiscal quarter of each fiscal year (based upon a fiscal year which ends on the Saturday nearest to the last day of January of each year). The Privilege Fee shall not be pro-rated or refunded to Licensee.
                  B. Royalty Fees.  During the term of this Agreement,  Licensee agrees to pay Licensor for the license of the Trademarks for each fiscal quarter (based upon a fiscal year which ends on the Saturday nearest to the last day of January of each year) royalty fees ("Royalty Fees") equal to one percent (1%) of Licensee's Royalty Base, as defined in Section 3C of this Agreement. Royalty Fees shall be payable quarterly as set forth in Section 3E of this Agreement.
     C. Royalty Base. For purposes of this Agreement, "Royalty Base" shall mean the Licensee's net sales during the applicable fiscal quarter less:
     (i) Allowances for returns, discounts or rebates as actually granted to a customer on account of quantity purchased (but not discounts granted for promptness of payment); and
     (ii) All taxes levied, directly or indirectly, on the sale of Approved Products by any government or governmental agency.
                  D.  Report  Requirements.  On or before  forty-five  (45) days after the last day of each fiscal period (based upon a fiscal year which ends on the Saturday nearest to the last day of January of each year) through the date of expiration or termination of this Agreement, Licensee shall produce and forward to Licensor an itemized statement setting forth an sales report in sufficient detail to show the basis upon which Royalty Fees are payable to Licensor for such fiscal period. Licensor has the right to appoint a Certified Public Accountant to audit Licensee's books and records, at Licensee's expense, at any time.
                  E. Payment  Requirements.  On or before thirty (30) days after invoice to Licensee sent by Licensor, Licensee shall pay to Licensor the amount of Royalty Fees due to Licensor under Section 3B hereof on account of the activities of Licensee under this Agreement during the period covered by the invoice.
         4.       TRADEMARK  PROTECTION.
                  A. Notice of Infringement. Licensee shall promptly give notice to Licensor of any infringement of the Trademarks in the United States which shall come to Licensee's attention during the term of this Agreement. Licensee agrees, at Licensor's expense, to cooperate with Licensor, when requested, in stopping such infringement, but Licensee shall not take any action against an infringer in its own name or on behalf of Licensor without Licensor's prior written approval.
                  B.  Maintenance  of  Trademarks.  Licensor  agrees  to pay all governmental and legal fees involved in maintaining the continuing validity and enforceability of the Trademarks within the United States, including the maintenance and renewal of all registrations therefor in the United States, provided, however, that Licensor shall determine at its sole option which of the Trademarks shall be renewed. Without limiting the provisions of the preceding sentence, Licensee acknowledges the validity of and Licensor's exclusive ownership of all right, title and interest, in and to the Trademarks and agrees that any use by Licensee of the Trademarks shall inure solely to the benefit of Licensor. Licensee shall not at any time (either during or after the termination of this Agreement) directly or indirectly take any action which might impair the validity of or the rights of Licensor in the Trademarks, but Licensor makes no representation or warranty that the Trademarks are valid or validly registered in the United States or any other country. Licensee shall not at any time during the term of this Agreement use any mark which shall be identical or confusingly similar to any of the Trademarks, except as expressly permitted by this Agreement. The termination of this Agreement shall not affect the obligation of Licensee under this Section 4B.
                  C.  Infringement  of Other Marks by Licensee.  Licensee  shall promptly notify Licensor in the event that Licensee shall acquire knowledge of any claim that use of the Trademarks by Licensee infringes the rights of others or of the institution of any action or proceeding against Licensee or otherwise arising out of the use of the Trademarks by Licensee. Licensor and its duly authorized representative shall have the right (but not the obligation), upon written notification to Licensee within sixty (60) days of receipt of Licensee's notification to Licensor of such infringement claim, to take charge of the defense of any such claim, action or proceeding (and of any negotiations for the settlement thereof). If Licensor declines, or fails to respond within sixty (60) days after receipt of notification from Licensee, to defend any such claim, action or proceeding, Licensee may do so. Licensor and Licensee each shall pay their own expenses and retain any costs or damages awarded to each in any such claim, action or proceeding. Licensor shall not make any settlement of any such claim, action or proceeding, brought against Licensee involving a monetary payment by Licensee without the consent in writing of Licensee. Licensor shall not be liable in any event to Licensee in respect of any damages assessed or asserted against Licensee in, or any liability incurred by or imposed upon Licensee in connection with, any such claim, action or proceeding. Licensor and Licensee agree to cooperate with each other in all respects in any such claim, action or proceeding.
                  D. Infringement of the Trademarks.  In the event that Licensee shall acquire knowledge of any use by a third party (other than any party known to have a license agreement with Licensor) of the Trademarks, it shall not take any action whatsoever, unless otherwise authorized by Licensor, but shall promptly notify Licensor in writing of such use. Licensor (and its duly authorized representative) shall have the right (but not the obligation) to take whatever action it deems appropriate, including the institution of any action or proceeding against such third party or otherwise, to obtain a discontinuance of such use. Licensor's (or its authorized representative's) right to take such action, however, shall expire if Licensor (or its authorized representative) does not notify Licensee in writing within thirty (30) days of receipt of the aforementioned notice from Licensee of such third party use. If Licensor exercises its right to take such action, Licensor shall pay its own expenses and retain any costs or damages awarded to it therein. If Licensor does not exercise its right to take such action, or such right expires, then Licensee may take whatever action Licensee, in its sole opinion, deems to be necessary and appropriate and Licensor shall reimburse Licensee for all costs, including but not limited to attorneys' fees incurred by Licensee with respect to such action in the form of a credit against fees due or to become due under this Agreement or in such other form as mutually agreed between Licensor and Licensee. Licensee and Licensor agree to cooperate with each other in all respects and to provide each other with all assistance requested by the other with respect to all such actions.
         5. INDEMNIFICATION BY LICENSEE. Licensee shall indemnify, defend and hold Licensor harmless against and from all claims, demands, actions and rights of action that shall or may arise by virtue of anything done or omitted to be done by the Licensee or by any of Licensee's agents, employees or other representatives unless the claim, demand, action or right arises solely from an act or omission of Licensor or any of its agents, employees or other representatives. The rights and obligations of the parties hereto under this
Section 5 shall survive the termination of this Agreement.
         6. TAXES. Licensee Responsible for Payment of Taxes. All payments or reimbursements under this Agreement shall be made without setoff or counterclaim and free and clear of and without deduction for any and all present and future taxes, levies, imposts, duties or any other charges of a similar nature ("Taxes"). Licensee agrees to cause all Taxes imposed in connection with the purchase and sale of the Approved Products to be paid directly to the appropriate governmental authority.
         7.       TERM, TERMINATION AND DEFAULT.
                  A. Term.  This Agreement shall continue in effect for a period of one (1) year from the date of this Agreement and, unless terminated as hereinafter provided, shall automatically renew for an additional one-year period on each anniversary date of the date of this Agreement. This Agreement may be terminated by either party upon thirty (30) days prior written notice of termination. This Agreement may be terminated at any time by written consent of the parties.
                  B. Default and Termination.  This Agreement shall terminate at the election of either party to this Agreement if the other party (the "Defaulting Party") shall breach or default in the performance of any of its obligations under this Agreement or any other agreement between Licensor and Licensee, and such breach or default is not cured after notice is given as provided in Section 7C of this Agreement or as provided in such other agreement. Regardless of the foregoing provisions, the Licensor may terminate the Agreement at any time if any of the following circumstances occur:
                           (i)      Declaration of bankruptcy by Licensee.
     (ii) Failure of the Licensee to pay royalties  over a term in excess of six
(6) months following the due date.
     (iii) In case of a transfer of rights by Licensee to a third party in violation of Section 11 of this Agreement.
     (iv) In case of any material breach of any provision of this Agreement, or an intentional violation of the Licensor's rights in any Trademarks covered by this Agreement.
                  C. Notice of Default.  If either  party  desires to  terminate this Agreement in the event of a breach or default, such party shall give written notice to the Defaulting Party of the breach or default by the Defaulting Party and allow the Defaulting Party thirty (30) days thereafter within which to cure such breach or default. Failure by either party to terminate this Agreement for any one or more acts or omissions of the Defaulting Party which constitute a breach or default hereunder shall in no way whatsoever be construed as a waiver, express or implied, of that party's right to terminate the Agreement for any other breach or default or for the same breach or default at a later time.
     D.  Rights on  Termination.  Upon  termination  of this  Agreement  for any reason,  the rights,  privileges  and  obligations  of the  parties  shall be as follows:
     (i) Such termination shall be without prejudice to Licensor's rights to recover royalties or other sums due from Licensee under the terms of this Agreement.
     (ii) Any remedy for any breach or default which has not previously been cured shall be preserved.
     (iii) Licensee shall immediately cease to use the Trademarks for any and all purposes, and thereafter shall not adopt or use any similar trademarks or combinations thereof which so resemble the Trademarks as to be likely to cause confusion or mistake or to deceive, in connection with any products or services.
     E. Survival. Without limiting any other provision of this Agreement, the provisions of this Section 7 shall survive the termination of this Agreement.
         8. SERVICES PERFORMED BY AUTHORIZED REPRESENTATIVE. Notwithstanding anything in this Agreement to the contrary, Licensor may engage the services of an authorized representative to act for and on behalf of Licensor for any part of or all aspects of this Agreement. Accordingly, Licensee agrees to deal with such representative upon written notice from Licensor, which notice shall describe the scope of such representative's responsibilities.
         9. AMENDMENT. This Agreement may be amended only by written amendment executed by an authorized officer or agent of Licensee and Licensor. No approval, permission or consent by either party to this Agreement shall have any effect unless it is made in writing by an authorized representative of such party.
         10. PROHIBITION ON ASSIGNMENT. Nothing in this Agreement shall be deemed to constitute or result in an assignment of the Trademarks to Licensee or the creation of an equitable or any other interest in the Trademarks in Licensee.
         11. TRANSFERABILITY OF RIGHTS. Licensor's rights and obligations under this Agreement shall be freely transferable and such rights and obligations shall inure to the benefit of and be binding upon its respective successors and assigns. Licensee's rights and obligations under this Agreement shall not, without the prior written consent of Licensor, be transferred, sublicensed, assigned or alienated in any manner, except as expressly provided hereunder.
         12. GOVERNING LAW AND JURISDICTION; ARBITRATION. The validity, interpretation and enforceability of this Agreement shall be determined in accordance with the laws of the State of Delaware. All disputes arising from this Agreement shall be finally decided by arbitration consisting of three (3) arbitrators according to the Delaware Arbitration Act, 10 Del. C. ss. 5701, et seq. All legal costs incurred to enforce the terms of this Agreement shall be borne by the party responsible in accordance with the applicable laws and customs.
         13. SEVERABILITY. If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part are to continue in full force and effect.
         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the day and year first above written.


[SEAL]                                               LICENSEE:
Attest:                                              GFCTN, L.P.

                                                     By:      TREBOR OF TN, INC.
                                                              General Partner


By:  /s/ Regis J. Hebbeler                           By:  /s/ Harry M. Call
     Regis J. Hebbeler                                    Harry M. Call
     Secretary                                            President


 [SEAL]                                               LICENSOR:
Attest:                                               SYDOOG, INC.


By:  /s/ Peter J. Winnington                     By:  /s/ Francis B. Jacobs, II
     Peter J. Winnington                              Francis B. Jacobs, II
     Vice President                                   President

                                    EXHIBIT A

                              TO LICENSE AGREEMENT
                               LICENSED TRADEMARKS

Mark                            Registration No.                Issuance Date

Goody's Family Clothing             1,606,015                   July 10, 1990

Goody's Family Clothing, Inc.
         & Design                   1,949,198                 January 16, 1996

92
3-1399

3-1399
                                    EXHIBIT B

                              TO LICENSE AGREEMENT

                            QUALITY CONTROL STANDARDS



                    [See attached Quality Control Standards]

                                                          Exhibit - 4.1 B
                                LICENSE AGREEMENT
                  This License  Agreement (this  "Agreement") is dated as of May
20, 1998, by and between SYDOOG, INC., a Delaware corporation having its only place of business at 913 Market Street, Suite 817, Wilmington, Delaware 19801 (the "Licensor"), and GFCGA, L.P., a Tennessee limited partnership having a place of business at 400 Goody's Lane, Knoxville, Tennessee 37933 (the "Licensee").
                                   BACKGROUND
                  The background of this Agreement is as follows:
                  1. Licensor is the  proprietor of the  tradenames,  trademarks and service marks, together with all registrations and/or applications for registration associated therewith, identified on Exhibit A hereto, which may be amended from time to time by consent of the parties hereto (all such tradenames, trademarks and service marks are hereinafter collectively referred to as the "Trademarks").
                  2. Licensee plans to open and operate retail clothing store(s)
under the tradenmane "GOODY'S". It is the desire and intention of the parties that Licensee be permitted to use the Trademarks on a non-exclusive basis in the United States in a manner reasonably related to the conduct of its retail and distribution operations.
                  3.  Licensor  and  Licensee  have  agreed to the terms of such non-exclusive license of the Trademarks on the terms provided in this Agreement.
                  NOW,  THEREFORE,  in  consideration  of  the  mutual  promises contained herein and for other good and valuable consideration received, the receipt and sufficiency of which is hereby acknowledged, and of the representations and covenants hereinafter set forth, the parties hereby agree as follows:
         1.       GRANT OF LICENSE.
                  A.  License  of  Trademarks  for  Use in  Corporate  Name  and
Business. Subject to the provisions of this Agreement, Licensor hereby grants to Licensee the non-exclusive right to make use of the Trademarks and all goodwill associated therewith in its corporate name and its business throughout the United States.
     B. Identification of Status and Ownership of the Trademarks.
     (i) Licensee acknowledges that Licensor owns the Trademarks and agrees never to impugn or challenge, or to assist in any challenge of the validity of the Trademarks, the registration of the Trademarks, or Licensor's ownership of the Trademarks.
     (ii) The  Trademarks  shall be  clearly  denoted  as  being  trademarks  by utilizing the appropriate symbol of an encircled R "(R)" (for registered trademarks) or the designation "(TM)" (for common law trademarks) or such other symbol or legend as Licensor may designate from time to time.
     (iii) As requested by Licensor in writing, Licensee shall also incorporate an asterisk by each use of the Trademarks and shall incorporate a statement which reads:
                      *Trademark of SYDOOG, Inc.
                  C.  Rights of  Licensee.  Subject  to the  provisions  of this
Agreement, Licensor hereby grants to Licensee the non-exclusive right to utilize the Trademarks and all goodwill associated therewith in connection with the manufacture, distribution and sale of such products and services as are approved by Licensor (such approved products and services are collectively referred to as "Approved Products"). It is expressly understood that the Approved Products shall include all products and services which were provided, manufactured, distributed or sold by Licensee in conjunction with one or more of the Trademarks prior to the date of this Agreement and shall also include such other products and services which fall within the description of goods of the corresponding registrations or common law usages of the Trademarks, provided that such products and services comply with the standards determined by Licensor as set forth herein and/or issued pursuant to this Agreement. The standards to be determined by Licensor shall include, without limitation, the quality of the goods or services, the labeling and advertising uses of the Trademarks, and the performance requirements of new products or services intended to be provided under the Trademarks. Licensor reserves the right to withdraw its approval or amend its standards at any time.
         2.       QUALITY CONTROLS.
                  A.  In  General.   Licensee  and  Licensor   acknowledge  that
maintaining the high quality of the Approved Products provided in conjunction with the Trademarks, in order to enhance goodwill as symbolized by the Trademarks, is the essence of this Agreement. Notwithstanding anything in this Agreement to the contrary, Licensee agrees that its services and products shall be of such high standards and quality as to be adequate and suited to the utilization to their best advantage and to the protection and enhancement of the Trademarks, that such services shall be performed and such products shall be completed and delivered in accordance with all applicable federal, state and local laws and regulations, and that the policy of performance of such services and of completion and delivery of such products by Licensee shall be one requiring high standards and shall in no manner reflect adversely upon the good name of Licensor or upon the reputation or value of the Trademarks.
                  B.  Advertising.  Licensor  reserves  the right to approve all advertising  in  connection  with  the  Approved  Products  and  the  use of the
Trademarks, including the type, color, size and design of signs or symbols depicting the Trademarks. Accordingly, the quality and style of advertising, promotional and other materials bearing the Trademarks, at the request of Licensor, shall be subject to the prior written approval of Licensor, which may be granted or withheld in Licensor's sole discretion. Licensor reserves the right to withdraw such approval or to amend its requirements with respect to advertising at any time. All advertising, promotional or other materials bearing the Trademarks to be used by Licensee and differing substantially from those approved herein shall be submitted to Licensor or its authorized representative for its prior written approval. Any such advertising, promotional or other materials submitted to and not disapproved by Licensor or its authorized representative within ten (10) days after receipt by Licensor shall be deemed to be approved. The entire cost of advertising and promoting the products and services undertaken by Licensee shall be the sole obligation of Licensee, and Licensor assumes no financial or other responsibility therefor. In advertising and promoting the Approved Products, Licensee shall comply with all applicable laws, rules and regulations.
                  C.  Consumer  Complaints.  Licensee  agrees  to cause a prompt response to be made to consumer complaints received by Licensee or Licensor (upon prompt notice to Licensee) pertaining to Approved Products bearing the Trademarks. Licensee shall promptly permit Licensor to inspect, upon request, any written product liability claims and government reports in respect of any of the products covered by this Agreement.
                  D. Quality Control Standards. With respect to any provision in this Agreement referring to quality control standards, Licensor shall have the right at all times and in good faith to issue standards in addition to, in amendment of, or in replacement of, the standards set forth herein, together with accompanying quality control policies and procedures, all of which shall be attached hereto as Exhibit B (as it may be amended or supplemented from time to time) and made a part hereof upon written consent of Licensee (to be evidenced by its execution of such amendments or supplements to this Agreement), which consent will not be unreasonably withheld.
                  E.  Personnel  Training.  Both parties agree that high quality personnel training programs covering quality control, customer relations policy, sales and marketing techniques, and other matters are of prime importance to this Agreement and are essential to the success of the sale of Approved Products bearing the Trademarks. To accomplish this, the Licensee shall be responsible at its cost for implementing and maintaining such programs and policies, including providing a sufficient number of training sessions for Licensee's employees, which training sessions shall be in accordance with the standards set forth herein and issued pursuant to the terms of this Agreement. Licensor agrees that the current practices with respect to training sessions are satisfactory to Licensor, but Licensor reserves the right to withdraw its approval or to amend the programs and policies at any time.
                  F. Compliance Reports. From time to time, and upon the written request of Licensor, Licensee shall furnish to Licensor or its authorized representative, free of cost, for its written approval as aforesaid, descriptions of all activities currently performed and/or being completed by Licensee relating to the Approved Products and of the manner of performing the same, in order that Licensor may determine whether the high standards and quality control measures are being maintained by Licensee. Licensor (or its authorized representative) shall be the sole judge of whether the activities of Licensee have complied or are complying with the aforesaid high standards and quality control measures.
                  G. Records. Licensee shall keep accurate records in sufficient detail to enable Licensor (or its authorized representative) to determine the extent and the manner in which Licensee has used the Trademarks and Licensee shall permit Licensor (or its authorized representative) to examine and make copies of such records at all reasonable times. Licensee shall provide Licensor (or its authorized representative) with access to the business offices, factories, sales locations and other premises of Licensee at all reasonable times, in order that Licensor may determine whether Licensee's uses of the Trademarks conform with the quality control standards set forth herein and issued in accordance herewith, and Licensee shall abide by the decision of Licensor (or its authorized representative) in this respect. Upon Licensor's request (or upon the request of Licensor's authorized representative), Licensee shall deliver to Licensor (or its authorized representative) such reports, in the form requested, which confirm for Licensor that such quality control standards are being satisfied.
                  H. Change of Business Practices. In the event that Licensee at any time makes any material changes in its business procedures that may alter the performance of any of the services or the delivery of products upon or in relation to which Licensee uses or intends to use the Trademarks, Licensee shall promptly give notice in writing thereof to Licensor or its authorized representative, so that Licensor or its authorized representative may determine through supplemental investigation, if necessary, in the Licensor's sole judgment, whether Licensee is conforming to the high standards and quality control measures which have been set forth herein, and Licensee shall abide by the decision of Licensor or its authorized representative in this respect.
                  I.  Right to  Obtain  Samples.  At the  request  of  Licensor,
Licensee shall submit to Licensor representative samples from Licensee's production of Approved Products and of raw materials used in the Approved Products for such quality testing and review as Licensor in its sole discretion shall deem appropriate.
                  J. Right to Inspect Premises. Licensor, upon reasonable notice to Licensee, shall have the right to inspect the equipment, materials and production facilities of Licensee to ensure compliance with Licensor's standards of quality for the Approved Products.
         3.       FEES.
                  A. Privilege Fee. For the privilege of having the right to use the Trademarks under the terms and conditions of this Agreement, Licensee agrees to pay to Licensor annually during the term of this Agreement a privilege fee (the "Privilege Fee") equal to $50,000 per fiscal year per Store without regard to the level of Licensee's sales volume during such fiscal year. The first annual Privilege Fee shall be due and payable on the execution and delivery of this Agreement, and, thereafter, the annual Privilege Fee shall be due and payable annually on the first (1st) day of the fourth (4th) fiscal quarter of each fiscal year (based upon a fiscal year which ends on the Saturday nearest to the last day of January of each year). The Privilege Fee shall not be pro-rated or refunded to Licensee.
                  B. Royalty Fees.  During the term of this Agreement,  Licensee agrees to pay Licensor for the license of the Trademarks for each fiscal quarter (based upon a fiscal year which ends on the Saturday nearest to the last day of January of each year) royalty fees ("Royalty Fees") equal to one percent (1%) of Licensee's Royalty Base, as defined in Section 3C of this Agreement. Royalty Fees shall be payable quarterly as set forth in Section 3E of this Agreement.
     C. Royalty Base. For purposes of this Agreement, "Royalty Base" shall mean the Licensee's net sales during the applicable fiscal quarter less:
     (i) Allowances for returns, discounts or rebates as actually granted to a customer on account of quantity purchased (but not discounts granted for promptness of payment); and
     (ii) All taxes levied, directly or indirectly, on the sale of Approved Products by any government or governmental agency.
                  D.  Report  Requirements.  On or before  forty-five  (45) days after the last day of each fiscal period (based upon a fiscal year which ends on the Saturday nearest to the last day of January of each year) through the date of expiration or termination of this Agreement, Licensee shall produce and forward to Licensor an itemized statement setting forth an sales report in sufficient detail to show the basis upon which Royalty Fees are payable to Licensor for such fiscal period. Licensor has the right to appoint a Certified Public Accountant to audit Licensee's books and records, at Licensee's expense, at any time.
                  E. Payment  Requirements.  On or before thirty (30) days after invoice to Licensee sent by Licensor, Licensee shall pay to Licensor the amount of Royalty Fees due to Licensor under Section 3B. hereof on account of the activities of Licensee under this Agreement during the period covered by the invoice.
         4.       TRADEMARK  PROTECTION.
                  A. Notice of Infringement. Licensee shall promptly give notice to Licensor of any infringement of the Trademarks in the United States which shall come to Licensee's attention during the term of this Agreement. Licensee agrees, at Licensor's expense, to cooperate with Licensor, when requested, in stopping such infringement, but Licensee shall not take any action against an infringer in its own name or on behalf of Licensor without Licensor's prior written approval.
                  B.  Maintenance  of  Trademarks.  Licensor  agrees  to pay all governmental and legal fees involved in maintaining the continuing validity and enforceability of the Trademarks within the United States, including the maintenance and renewal of all registrations therefor in the United States, provided, however, that Licensor shall determine at its sole option which of the Trademarks shall be renewed. Without limiting the provisions of the preceding sentence, Licensee acknowledges the validity of and Licensor's exclusive ownership of all right, title and interest, in and to the Trademarks and agrees that any use by Licensee of the Trademarks shall inure solely to the benefit of Licensor. Licensee shall not at any time (either during or after the termination of this Agreement) directly or indirectly take any action which might impair the validity of or the rights of Licensor in the Trademarks, but Licensor makes no representation or warranty that the Trademarks are valid or validly registered in the United States or any other country. Licensee shall not at any time during the term of this Agreement use any mark which shall be identical or confusingly similar to any of the Trademarks, except as expressly permitted by this Agreement. The termination of this Agreement shall not affect the obligation of Licensee under this Section 4B.
                  C.  Infringement  of Other Marks by Licensee.  Licensee  shall promptly notify Licensor in the event that Licensee shall acquire knowledge of any claim that use of the Trademarks by Licensee infringes the rights of others or of the institution of any action or proceeding against Licensee or otherwise arising out of the use of the Trademarks by Licensee. Licensor and its duly authorized representative shall have the right (but not the obligation), upon written notification to Licensee within sixty (60) days of receipt of Licensee's notification to Licensor of such infringement claim, to take charge of the defense of any such claim, action or proceeding (and of any negotiations for the settlement thereof). If Licensor declines, or fails to respond within sixty (60) days after receipt of notification from Licensee, to defend any such claim, action or proceeding, Licensee may do so. Licensor and Licensee each shall pay their own expenses and retain any costs or damages awarded to each in any such claim, action or proceeding. Licensor shall not make any settlement of any such claim, action or proceeding, brought against Licensee involving a monetary payment by Licensee without the consent in writing of Licensee. Licensor shall not be liable in any event to Licensee in respect of any damages assessed or asserted against Licensee in, or any liability incurred by or imposed upon Licensee in connection with, any such claim, action or proceeding. Licensor and Licensee agree to cooperate with each other in all respects in any such claim, action or proceeding.
                  D. Infringement of the Trademarks.  In the event that Licensee shall acquire knowledge of any use by a third party (other than any party known to have a license agreement with Licensor) of the Trademarks, it shall not take any action whatsoever, unless otherwise authorized by Licensor, but shall promptly notify Licensor in writing of such use. Licensor (and its duly authorized representative) shall have the right (but not the obligation) to take whatever action it deems appropriate, including the institution of any action or proceeding against such third party or otherwise, to obtain a discontinuance of such use. Licensor's (or its authorized representative's) right to take such action, however, shall expire if Licensor (or its authorized representative) does not notify Licensee in writing within thirty (30) days of receipt of the aforementioned notice from Licensee of such third party use. If Licensor exercises its right to take such action, Licensor shall pay its own expenses and retain any costs or damages awarded to it therein. If Licensor does not exercise its right to take such action, or such right expires, then Licensee may take whatever action Licensee, in its sole opinion, deems to be necessary and appropriate and Licensor shall reimburse Licensee for all costs, including but not limited to attorneys' fees incurred by Licensee with respect to such action in the form of a credit against fees due or to become due under this Agreement or in such other form as mutually agreed between Licensor and Licensee. Licensee and Licensor agree to cooperate with each other in all respects and to provide each other with all assistance requested by the other with respect to all such actions.
         5. INDEMNIFICATION BY LICENSEE. Licensee shall indemnify, defend and hold Licensor harmless against and from all claims, demands, actions and rights of action that shall or may arise by virtue of anything done or omitted to be done by the Licensee or by any of Licensee's agents, employees or other representatives unless the claim, demand, action or right arises solely from an act or omission of Licensor or any of its agents, employees or other representatives. The rights and obligations of the parties hereto under this
Section 5 shall survive the termination of this Agreement.
         6. TAXES. Licensee Responsible for Payment of Taxes. All payments or reimbursements under this Agreement shall be made without setoff or counterclaim and free and clear of and without deduction for any and all present and future taxes, levies, imposts, duties or any other charges of a similar nature ("Taxes"). Licensee agrees to cause all Taxes imposed in connection with the purchase and sale of the Approved Products to be paid directly to the appropriate governmental authority.
         7.       TERM, TERMINATION AND DEFAULT.
                  A. Term.  This Agreement shall continue in effect for a period of one (1) year from the date of this Agreement and, unless terminated as hereinafter provided, shall automatically renew for an additional one-year period on each anniversary date of the date of this Agreement. This Agreement may be terminated by either party upon thirty (30) days prior written notice of termination. This Agreement may be terminated at any time by written consent of the parties.
                  B. Default and Termination.  This Agreement shall terminate at the election of either party to this Agreement if the other party (the "Defaulting Party") shall breach or default in the performance of any of its obligations under this Agreement or any other agreement between Licensor and Licensee, and such breach or default is not cured after notice is given as provided in Section 7C. of this Agreement or as provided in such other agreement. Regardless of the foregoing provisions, the Licensor may terminate the Agreement at any time if any of the following circumstances occur:
                           (i)      Declaration of bankruptcy by Licensee.
     (ii) Failure of the Licensee to pay royalties  over a term in excess of six
(6) months following the due date.
     (iii) In case of a transfer of rights by Licensee to a third party in violation of Section 11 of this Agreement.
     (iv) In case of any material breach of any provision of this Agreement, or an intentional violation of the Licensor's rights in any Trademarks covered by this Agreement.
                  C. Notice of Default.  If either  party  desires to  terminate this Agreement in the event of a breach or default, such party shall give written notice to the Defaulting Party of the breach or default by the Defaulting Party and allow the Defaulting Party thirty (30) days thereafter within which to cure such breach or default. Failure by either party to terminate this Agreement for any one or more acts or omissions of the Defaulting Party which constitute a breach or default hereunder shall in no way whatsoever be construed as a waiver, express or implied, of that party's right to terminate the Agreement for any other breach or default or for the same breach or default at a later time.
     D.  Rights on  Termination.  Upon  termination  of this  Agreement  for any reason,  the rights,  privileges  and  obligations  of the  parties  shall be as follows:
     (i) Such termination shall be without prejudice to Licensor's rights to recover royalties or other sums due from Licensee under the terms of this Agreement.
     (ii) Any remedy for any breach or default which has not previously been cured shall be preserved.
     (iii) Licensee shall immediately cease to use the Trademarks for any and all purposes, and thereafter shall not adopt or use any similar trademarks or combinations thereof which so resemble the Trademarks as to be likely to cause confusion or mistake or to deceive, in connection with any products or services.
     E. Survival. Without limiting any other provision of this Agreement, the provisions of this Section 7 shall survive the termination of this Agreement.
         8. SERVICES PERFORMED BY AUTHORIZED REPRESENTATIVE. Notwithstanding anything in this Agreement to the contrary, Licensor may engage the services of an authorized representative to act for and on behalf of Licensor for any part of or all aspects of this Agreement. Accordingly, Licensee agrees to deal with such representative upon written notice from Licensor, which notice shall describe the scope of such representative's responsibilities.
         9. AMENDMENT. This Agreement may be amended only by written amendment executed by an authorized officer or agent of Licensee and Licensor. No approval, permission or consent by either party to this Agreement shall have any effect unless it is made in writing by an authorized representative of such party.
         10. PROHIBITION ON ASSIGNMENT. Nothing in this Agreement shall be deemed to constitute or result in an assignment of the Trademarks to Licensee or the creation of an equitable or any other interest in the Trademarks in Licensee.
         11. TRANSFERABILITY OF RIGHTS. Licensor's rights and obligations under this Agreement shall be freely transferable and such rights and obligations shall inure to the benefit of and be binding upon its respective successors and assigns. Licensee's rights and obligations under this Agreement shall not, without the prior written consent of Licensor, be transferred, sublicensed, assigned or alienated in any manner, except as expressly provided hereunder.
         12. GOVERNING LAW AND JURISDICTION; ARBITRATION. The validity, interpretation and enforceability of this Agreement shall be determined in accordance with the laws of the State of Delaware. All disputes arising from this Agreement shall be finally decided by arbitration consisting of three (3) arbitrators according to the Delaware Arbitration Act, 10 Del. C. ss. 5701, et seq. All legal costs incurred to enforce the terms of this Agreement shall be borne by the party responsible in accordance with the applicable laws and customs.
         13. SEVERABILITY. If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part are to continue in full force and effect.
         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the day and year first above written.


[SEAL]                                               LICENSEE:
Attest:                                             GFCGA, L.P.

                                                    By:      TREBOR OF TN, INC.
                                                             General Partner

By:  /s/ Regis J. Hebbeler                          By:  /s/ Harry M. Call
     Regis J. Hebbeler                                   Harry M. Call
     Secretary                                           President


 [SEAL]                                              LICENSOR:
Attest:                                             SYDOOG, INC.


By:  /s/ Peter J. Winnington                     By:  /s/ Francis B. Jacobs, II
     Peter J. Winnington                              Francis B. Jacobs, II
     Vice President                                   President

                                    EXHIBIT A

                              TO LICENSE AGREEMENT
                               LICENSED TRADEMARKS

Mark                         Registration No.                    Issuance Date

Goody's Family Clothing             1,606,015                   July 10, 1990

Goody's Family Clothing, Inc.
         & Design                   1,949,198                January 16, 1996

99088-1
9/17/97
                                  EXHIBIT 4.1C

[H:CBT\FINANCE\GFCTNAGR.DOC]
                                    EXHIBIT B

                              TO LICENSE AGREEMENT

                            QUALITY CONTROL STANDARDS



                    [See attached Quality Control Standards]

                                                              Exhibit - 4.1 C

                             MASTER SUPPLY AGREEMENT
                                  (GFCTN, L.P.)


         This MASTER SUPPLY AGREEMENT (this "Agreement") is made and entered into this 20th day of May, 1998, to be effective as of May 20, 1998, by and between GOODY'S MS, L.P., a Tennessee limited partnership ("Seller") and GFCTN, L.P., a Tennessee limited partnership ("Purchaser").
         WHEREAS, Purchaser shall operate one or more Goody's Family Clothing retail locations, and in connection therewith, Purchaser desires to purchase on a continuing basis, and Seller desires to sell on a continuing basis, various items of inventory to be offered for sale in such locations, as well as various supplies and other products (hereinafter, collectively, the "Products") that may be used in connection with such retail operations, all as may be selected by Purchaser and communicated to Seller from time to time; and
         WHEREAS, to avoid repetitive negotiations, the parties desire to enter into this Agreement establishing the terms and conditions of purchase and sale which will be applicable to the Products.
         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereby agree as follows:
1.       Scope of Agreement.
         a. Unless otherwise agreed in writing by both parties hereto, this Agreement shall apply to all purchase orders, electronic communications, and other purchase documents or communications (hereinafter, collectively, the "Orders") relating to the purchase of Products which may be placed with Seller by or on behalf of Purchaser on and after the effective date of this Agreement. The terms and conditions of this Agreement shall apply to any Order, whether or not this Agreement or its terms and conditions are expressly referred to in the Order. 1.

         b. Unless otherwise agreed in writing by both parties hereto with respect to a specific purchase transaction, no inconsistent or additional term or condition in any Order shall be applicable to a transaction within the scope of this Agreement. Both parties hereto specifically agree that any terms and conditions on any of their purchase or sale documents or other communications utilized as Orders hereunder which are in any way inconsistent with this Agreement shall not be applicable, and the terms of this Agreement shall govern.
2.       Duration and Termination.
         a. Unless earlier terminated according to the provisions of paragraph 2.b below, this Agreement shall be in force and effect for a period of one (1) year from the effective date of this Agreement set forth above, and shall thereafter be automatically renewed for successive terms of one (1) year each.
         b. Either party hereto may terminate this Agreement upon thirty (30) days advance written notice to the other party of such election to terminate; provided, however, that the parties hereto may agree in writing to a shorter or longer notice period.
         c. The termination of this Agreement will not affect any Order which has been communicated and acknowledged prior to the date of termination.
3.       General Terms and Conditions.
         a.       Orders:
                  i. Orders will generally be limited to the Products constituting the saleable inventory, or otherwise utilized in the operations, of Goody's Family Clothing retail locations. Orders may, however, be issued for products handled by Seller which are not so utilized. In such event, the presumption will be that the terms and conditions of this Agreement apply to any such Order unless Seller shall notify Purchaser of its objection to having such product covered under this Agreement.
                  ii. Orders may be made in any form, including typewritten, telephonic, electronic and telex. An Order may be unpriced or pre-priced.
1.

                  iii. Purchaser shall be entitled to engage one or more other parties to place Orders with Seller on Purchaser's behalf; provided, however, that Seller shall not fulfill any Order placed by any party other than Purchaser unless Purchaser has previously communicated written authorization to Seller to accept Orders from such party. In such event, Purchaser shall remain responsible for payment of any such Order.
                  ii. Purchaser shall be entitled to establish dollar limits above which individual unpriced Orders are not to be accepted by Seller without specific approval by a designated officer or representative of Purchaser. Such dollar limits shall be set forth in a writing signed by both parties hereto. In such event, when an unpriced Order exceeds the established dollar limit, not including freight, Seller shall return the Order to Purchaser properly priced within ten (10) days, with an estimated delivery date. Purchaser shall then have the option of either accepting or rejecting the prices and delivery dates set forth by Seller.
                  v. Pre-priced Orders, and unpriced Orders whose amount falls below any limit that may be established pursuant to the preceding paragraph 2.b.iv, shall be considered as Orders by Seller, and Seller may accept such Orders and fulfill the same without any further approvals of Purchaser.
         b.       Acknowledgments:
                  i. Within ten (10) days following Seller's receipt of any Order placed by or on behalf of Purchaser, Seller shall respond either by accepting such Order as submitted (subject to the above provisions regarding pricing) or by notifying Purchaser or Purchaser's authorized representative of proposed modifications. When an acknowledgment contains additions or modifications to the Order, the acknowledged Order shall not become effective until Seller is notified electronically or in writing by or on behalf of Purchaser that the proposed additions or modifications are acceptable. 1.

                  ii. Seller agrees to make every reasonable effort to meet the delivery dates specified on any Order. Each Order acknowledgment shall contain either Seller's confirmation of the delivery dates as requested by or on behalf of Purchaser, or Seller's own estimated delivery dates.
         c.       Follow-Up.
                  i. Seller agrees to provide follow-up with Seller's distribution facility or its third-party suppliers on each acknowledged Order to ensure that the delivery dates given are met, or that Purchaser is notified of any rescheduling. Such notification of any possible rescheduling shall be provided to Purchaser as soon as possible, and in any event before the confirmed delivery dates contained in the acknowledged Order.
                  ii. Seller agrees to give special attention and frequent follow-up on acknowledged Orders designated as "rush," since these represent emergency requirements on the part of Purchaser.
                  iii. Purchaser or Purchaser's representative will contact Seller on all "rush" Orders to establish the earliest delivery dates Seller can meet. Seller agrees to give top priority to all "rush" Orders.
         d.       Shipping and Invoicing.
                  i. Seller and Purchaser will mutually agree upon detailed delivery invoicing instructions. Since this Agreement and such delivery and invoicing instructions will not be furnished with each Order, Seller shall undertake all such actions as are reasonably necessary or appropriate to ensure that all of Seller's personnel in charge of fulfilling Purchaser's Orders are aware of such delivery and invoicing instructions. Seller shall be entitled to have Products purchased by Seller hereunder delivered directly from third-party vendors.
                  ii. Unless otherwise agreed between Seller and Purchaser with respect to the fulfillment of an Order, ownership, legal title and all risk of loss or damage with respect to Products shipped from Seller's facilities shall pass to Purchaser at the time the Products are placed into transit, F.O.B. Seller's place of shipment. 1.

         e.       Payment.
                  i. Unless otherwise agreed between Purchaser and Seller with respect to an Order, Purchaser or Purchaser's authorized representative shall render to Seller any and all payments required to be made with respect to a filled Order within thirty (30) days following Seller's notice to Purchaser of all charges with respect to the Order. Payments may be made by check, electronically by inter-bank or intra bank transfer, or (where Purchaser and Seller are affiliates) by inter-company transfer.
                  ii. Seller may from time to time advise Purchaser of any deposit required to be made by Purchaser prior to or at the time of Seller's acceptance of any Order.
                  iii. Unless otherwise agreed between Purchaser and Seller, at any time before, during or after termination of this Agreement, Seller shall have the absolute right to set-off any and all amounts owed to it hereunder by Purchaser, its subsidiaries and affiliates against any and all amounts then owed by Seller to Purchaser. 4. Standard Terms and Conditions.
         a.       Modification and Assignment.
                  i. Any modification of this Agreement must be in writing and signed by the authorized representatives of both Purchaser and Seller. Neither this Agreement, nor any of the rights or interests of Purchaser or Seller hereunder may be assigned, transferred or conveyed by operation of law or otherwise without the prior written consent of the other party, except to a parent or subsidiary thereof, or an entity wholly controlled thereby, in which event the party so assigning shall remain obligated and liable to the other party for the full and complete performance of this Agreement by the parent or subsidiary or wholly controlled entity to which this Agreement is assigned.



         b.       Delays or Non-Delivery.
                  i. If after acknowledgment of an Order, Seller finds that the Products cannot be delivered within the time specified in the Order, Seller shall promptly notify Purchaser and advise Purchaser of the revised delivery date. Purchaser shall then have the option of terminating the Order without obligation for payment or of accepting the revised delivery date.
                  ii. In the event of delays in delivery due to a cause beyond Seller's reasonable control, including acts of God, acts of Purchaser, acts of civil or military authorities or governmental priorities, strikes, or other labor disturbances, floods, epidemics, war, riot, delay in transportation or transportation problems, the date of delivery shall be extended for a period equal to the time lost by reason of such occurrence, provided, however, Purchaser may, at its option, cancel the acknowledged Order, and any appropriate cancellation charges will be negotiated between the parties.
         c. Taxes. In addition to any price specified in any Order, Purchaser shall pay the gross amount of any present or future sales, use, excise, value-added, or other similar tax, applicable to the purchase sale, or delivery of any Product or its use by Purchaser, unless Purchaser has furnished Seller evidence of exemption acceptable to the taxing authorities.
         d. Applicable Law. All aspects of any Order, this Agreement, and the contract embodied herein including, but not limited to, its essential validity, formation, content, performance or nonperformance, breach, damages, and construction, shall be governed by the laws of the State of Tennessee.
         e. Entire Agreement. This Agreement constitutes the entire Agreement between the parties hereto and it may not be released, discharged, changed, or modified except by an instrument in writing signed by duly authorized representative of the parties. Any representation, promise, or condition not contained herein shall not be binding upon Seller nor Purchaser. Acceptance of this Agreement is expressly limited to the terms hereof and, in the event of any conflict, the terms and conditions of this Agreement shall take precedence over any terms or conditions appearing in any Order placed by or on behalf of Purchaser with Seller.
1.

99088-1
9/17/97
                                  EXHIBIT 4.1C

[H:CBT\FINANCE\GFCGAAGRE.DOC]
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by authorized representatives as of the date first set forth above.
                                                          SELLER:

                                                          GOODY'S MS, L.P.

                                                       By:   TREBOR of TN, Inc.
                                                             General Partner


                                                       By:  /s/ Harry M. Call
                                                            Harry M. Call
                                                            President


                                                          PURCHASER:

                                                          GFCTN, L.P.

                                                       By:   TREBOR of TN, Inc.
                                                             General Partner


                                                       By:  /s/ Harry M. Call
                                                            Harry M. Call
                                                            President

                                                          Exhibit - 4.1 C

                             MASTER SUPPLY AGREEMENT
                                  (GFCGA, L.P.)


         This MASTER SUPPLY AGREEMENT (this "Agreement") is made and entered into this 20th day of May, 1998, to be effective as of May 20, 1998, by and between GOODY'S MS, L.P., a Tennessee limited partnership ("Seller") and GFCGA, L.P., a Tennessee limited partnership ("Purchaser").
         WHEREAS, Purchaser shall operate one or more Goody's Family Clothing retail locations, and in connection therewith, Purchaser desires to purchase on a continuing basis, and Seller desires to sell on a continuing basis, various items of inventory to be offered for sale in such locations, as well as various supplies and other products (hereinafter, collectively, the "Products") that may be used in connection with such retail operations, all as may be selected by Purchaser and communicated to Seller from time to time; and
         WHEREAS, to avoid repetitive negotiations, the parties desire to enter into this Agreement establishing the terms and conditions of purchase and sale which will be applicable to the Products.
         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereby agree as follows:
4.       Scope of Agreement.
         a. Unless otherwise agreed in writing by both parties hereto, this Agreement shall apply to all purchase orders, electronic communications, and other purchase documents or communications (hereinafter, collectively, the "Orders") relating to the purchase of Products which may be placed with Seller by or on behalf of Purchaser on and after the effective date of this Agreement. The terms and conditions of this Agreement shall apply to any Order, whether or not this Agreement or its terms and conditions are expressly referred to in the Order. 1.

         b. Unless otherwise agreed in writing by both parties hereto with respect to a specific purchase transaction, no inconsistent or additional term or condition in any Order shall be applicable to a transaction within the scope of this Agreement. Both parties hereto specifically agree that any terms and conditions on any of their purchase or sale documents or other communications utilized as Orders hereunder which are in any way inconsistent with this Agreement shall not be applicable, and the terms of this Agreement shall govern.
5.       Duration and Termination.
         a. Unless earlier terminated according to the provisions of paragraph 2.b below, this Agreement shall be in force and effect for a period of one (1) year from the effective date of this Agreement set forth above, and shall thereafter be automatically renewed for successive terms of one (1) year each.
         b. Either party hereto may terminate this Agreement upon thirty (30) days advance written notice to the other party of such election to terminate; provided, however, that the parties hereto may agree in writing to a shorter or longer notice period.
         c. The termination of this Agreement will not affect any Order which has been communicated and acknowledged prior to the date of termination.
6.       General Terms and Conditions.
         a.       Orders:
                  i. Orders will generally be limited to the Products constituting the saleable inventory, or otherwise utilized in the operations, of Goody's Family Clothing retail locations. Orders may, however, be issued for products handled by Seller which are not so utilized. In such event, the presumption will be that the terms and conditions of this Agreement apply to any such Order unless Seller shall notify Purchaser of its objection to having such product covered under this Agreement.
                  ii. Orders may be made in any form, including typewritten, telephonic, electronic and telex. An Order may be unpriced or pre-priced.
1.

                  iii. Purchaser shall be entitled to engage one or more other parties to place Orders with Seller on Purchaser's behalf; provided, however, that Seller shall not fulfill any Order placed by any party other than Purchaser unless Purchaser has previously communicated written authorization to Seller to accept Orders from such party. In such event, Purchaser shall remain responsible for payment of any such Order.
                  iv. Purchaser shall be entitled to establish dollar limits above which individual unpriced Orders are not to be accepted by Seller without specific approval by a designated officer or representative of Purchaser. Such dollar limits shall be set forth in a writing signed by both parties hereto. In such event, when an unpriced Order exceeds the established dollar limit, not including freight, Seller shall return the Order to Purchaser properly priced within ten (10) days, with an estimated delivery date. Purchaser shall then have the option of either accepting or rejecting the prices and delivery dates set forth by Seller.
                  v. Pre-priced Orders, and unpriced Orders whose amount falls below any limit that may be established pursuant to the preceding paragraph 2.b.iv, shall be considered as Orders by Seller, and Seller may accept such Orders and fulfill the same without any further approvals of Purchaser.
         b.       Acknowledgments:
                  i. Within ten (10) days following Seller's receipt of any Order placed by or on behalf of Purchaser, Seller shall respond either by accepting such Order as submitted (subject to the above provisions regarding pricing) or by notifying Purchaser or Purchaser's authorized representative of proposed modifications. When an acknowledgment contains additions or modifications to the Order, the acknowledged Order shall not become effective until Seller is notified electronically or in writing by or on behalf of Purchaser that the proposed additions or modifications are acceptable. 1.

                  ii. Seller agrees to make every reasonable effort to meet the delivery dates specified on any Order. Each Order acknowledgment shall contain either Seller's confirmation of the delivery dates as requested by or on behalf of Purchaser, or Seller's own estimated delivery dates.
         c.       Follow-Up.
                  i. Seller agrees to provide follow-up with Seller's distribution facility or its third-party suppliers on each acknowledged Order to ensure that the delivery dates given are met, or that Purchaser is notified of any rescheduling. Such notification of any possible rescheduling shall be provided to Purchaser as soon as possible, and in any event before the confirmed delivery dates contained in the acknowledged Order.
                  ii. Seller agrees to give special attention and frequent follow-up on acknowledged Orders designated as "rush," since these represent emergency requirements on the part of Purchaser.
                  iii. Purchaser or Purchaser's representative will contact Seller on all "rush" Orders to establish the earliest delivery dates Seller can meet. Seller agrees to give top priority to all "rush" Orders.
         d.       Shipping and Invoicing.
                  i. Seller and Purchaser will mutually agree upon detailed delivery invoicing instructions. Since this Agreement and such delivery and invoicing instructions will not be furnished with each Order, Seller shall undertake all such actions as are reasonably necessary or appropriate to ensure that all of Seller's personnel in charge of fulfilling Purchaser's Orders are aware of such delivery and invoicing instructions. Seller shall be entitled to have Products purchased by Seller hereunder delivered directly from third-party vendors.
                  ii. Unless otherwise agreed between Seller and Purchaser with respect to the fulfillment of an Order, ownership, legal title and all risk of loss or damage with respect to Products shipped from Seller's facilities shall pass to Purchaser at the time the Products are placed into transit, F.O.B. Seller's place of shipment. 1.

         e.       Payment.
                  i. Unless otherwise agreed between Purchaser and Seller with respect to an Order, Purchaser or Purchaser's authorized representative shall render to Seller any and all payments required to be made with respect to a filled Order within thirty (30) days following Seller's notice to Purchaser of all charges with respect to the Order. Payments may be made by check, electronically by inter-bank or intra bank transfer, or (where Purchaser and Seller are affiliates) by inter-company transfer.
                  ii. Seller may from time to time advise Purchaser of any deposit required to be made by Purchaser prior to or at the time of Seller's acceptance of any Order.
                  iii. Unless otherwise agreed between Purchaser and Seller, at any time before, during or after termination of this Agreement, Seller shall have the absolute right to set-off any and all amounts owed to it hereunder by Purchaser, its subsidiaries and affiliates against any and all amounts then owed by Seller to Purchaser. 4. Standard Terms and Conditions.
         a.       Modification and Assignment.
                  i. Any modification of this Agreement must be in writing and signed by the authorized representatives of both Purchaser and Seller. Neither this Agreement, nor any of the rights or interests of Purchaser or Seller hereunder may be assigned, transferred or conveyed by operation of law or otherwise without the prior written consent of the other party, except to a parent or subsidiary thereof, or an entity wholly controlled thereby, in which event the party so assigning shall remain obligated and liable to the other party for the full and complete performance of this Agreement by the parent or subsidiary or wholly controlled entity to which this Agreement is assigned.



                                                         5
         b.       Delays or Non-Delivery.
                  i. If after acknowledgment of an Order, Seller finds that the Products cannot be delivered within the time specified in the Order, Seller shall promptly notify Purchaser and advise Purchaser of the revised delivery date. Purchaser shall then have the option of terminating the Order without obligation for payment or of accepting the revised delivery date.
                  ii. In the event of delays in delivery due to a cause beyond Seller's reasonable control, including acts of God, acts of Purchaser, acts of civil or military authorities or governmental priorities, strikes, or other labor disturbances, floods, epidemics, war, riot, delay in transportation or transportation problems, the date of delivery shall be extended for a period equal to the time lost by reason of such occurrence, provided, however, Purchaser may, at its option, cancel the acknowledged Order, and any appropriate cancellation charges will be negotiated between the parties.
         c. Taxes. In addition to any price specified in any Order, Purchaser shall pay the gross amount of any present or future sales, use, excise, value-added, or other similar tax, applicable to the purchase sale, or delivery of any Product or its use by Purchaser, unless Purchaser has furnished Seller evidence of exemption acceptable to the taxing authorities.
         d. Applicable Law. All aspects of any Order, this Agreement, and the contract embodied herein including, but not limited to, its essential validity, formation, content, performance or nonperformance, breach, damages, and construction, shall be governed by the laws of the State of Tennessee.
         e. Entire Agreement. This Agreement constitutes the entire Agreement between the parties hereto and it may not be released, discharged, changed, or modified except by an instrument in writing signed by duly authorized representative of the parties. Any representation, promise, or condition not contained herein shall not be binding upon Seller nor Purchaser. Acceptance of this Agreement is expressly limited to the terms hereof and, in the event of any conflict, the terms and conditions of this Agreement shall take precedence over any terms or conditions appearing in any Order placed by or on behalf of Purchaser with Seller.
1.

106158-3
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by authorized representatives as of the date first set forth above.
                                                          SELLER:

                                                          GOODY'S MS, L.P.

                                                      By:   TREBOR of TN, Inc.
                                                            General Partner


                                                        By:  /s/ Harry M. Call
                                                              Harry M. Call
                                                              President


                                                          PURCHASER:

                                                          GFCGA, L.P.

                                                      By:   TREBOR of TN, Inc.
                                                            General Partner


                                                      By:  /s/ Harry M. Call
                                                            Harry M. Call
                                                            President

                                                         Exhibit - 4.1 D

                          MANAGEMENT SERVICE AGREEMENT


         THIS MANAGEMENT SERVICE AGREEMENT ("Agreement"), is made and entered into this 20th day of May, 1998, to be effective as of May 20, 1998 (the "Effective Date") between GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("GFC"), and GFCTN, L.P. a Tennessee limited partnership ("Customer").

                                    RECITALS

         A. GFC owns and manages several retail clothing stores (individually a "Non-Store Location" and collectively, "Non-Store Locations") in several states under the tradename Goody's.

         B.  Customer   plans  to  own  and  operate  retail   clothing   stores
(individually a "Store" and collectively, the "Stores") in the state of Georgia under the tradename Goody's.

         C. The purpose of this Agreement is to set forth the terms and conditions whereunder GFC shall provide Customer and Customer shall procure from GFC certain management, accounting and administrative services.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, GFC and Customer hereby agree as follows:

1. Appointment and Acceptance. The Customer hereby appoints GFC to provide to Customer certain management, accounting and administrative services. GFC hereby accepts such appointment and agrees to provide management, accounting and administrative services to Customer in accordance with the terms of this Agreement.

2.   The Term.

     (a) Unless earlier terminated according to the provisions of paragraph (b) below, this Agreement shall be in force and effect for a period of one
         (1) year from the Effective Date and shall thereafter be automatically renewed for successive terms of one (1) year each (such one (1) year period and any renewals thereof shall be referred to as the "Term").

     (b) Either party hereto may terminate this Agreement upon thirty (30) days advance written notice to the other party of such election to terminate; provided, however, that the parties hereto may agree in writing to a shorter or longer notice period.

3.   Duties, Powers and Limitations of GFC.

     3.1 Duties of GFC. GFC shall manage the business and affairs of Customer in a manner consistent with GFC's management of the Non-Store Locations. Such duties may include the following:

          a. General. GFC shall control the day-to-day conduct of the business activities of Customer relating to matters concerning marketing, personnel, banking, credit policies, billing procedures, collection matters and procurement in connection with Customer's operations, and such other matters as may be necessary or appropriate in connection with day-to-day conduct of Customer's operations.

          b. Inventory. GFC shall procure and maintain supplies used in connection with the operations of the Stores.

          c. Financial Reporting. GFC shall prepare and forward Customer, on an annual, quarterly and monthly basis, financial statements of Customer; GFC shall likewise furnish to the Customer such other related financial information and reports concerning the conduct of the business and affairs of Customer as the Customer may reasonably request.

          d. Audit. GFC shall maintain the books and records of the assets owned by Customer and the Stores. At any time during the Term, Customer shall have the right, upon ten (10) days prior notice, at Customer's expense, to audit the books and records of GFC relative solely to the Stores and only for the period of the Term of this Agreement.

          e. Compliance with Laws. GFC shall make good faith and reasonable efforts to comply with all applicable statutes, ordinances, rules and regulations of federal, state and local governmental bodies having jurisdiction over the Stores, including the filing of periodic reports and other governmental forms.


     3.2 Powers of GFC. GFC, at Customer's expense, is hereby authorized and empowered, in the name and on behalf of the Customer and without further authorization from the Customer, to provide the following services:

         a. Policy Implementation. GFC shall have sole discretion to establish all policies applicable to the Stores, including, without limitation, purchasing, pricing, design and decor, maintenance, employment policies and benefits, standards of operation, quality of service, marketing and promotional activities, banking, accounting, financial controls and any other matters affecting the operation of the Stores.

     b. Personnel. GFC shall have the right to hire, supervise, direct the work of, promote, discharge and determine the compensation and other benefits of all personnel working in or for the Stores. GFC may incur reasonable and customary employment agency fees and employee relocation expenses for employees of the Stores. GFC shall employ and pay for GFC's own account, the wages and other compensation of certain management personnel to assist with the operations and management at the Stores. GFC shall have the right to invoice Customer and Customer shall have the obligation to reimburse GFC for all reasonable travel and lodging expenses incurred by GFC employees while they are traveling on behalf of the Customer.
        c. Permits and Licenses. GFC, shall have the right to obtain, maintain and review all licenses and permits that may be required for the operation of the Stores.

        d. Contracts. GFC, as the administrative manger for the Customer, shall have the authority to enter into concessionaire, inventory, product service and other contracts or agreements as are in GFC's reasonable, professional judgment necessary for the operation, supply and maintenance of the Stores.

        e. Alterations. GFC shall have the right to make alterations, additions or improvements to the Stores as it deems necessary or required. The Customer shall bear all responsibility for the costs of such alterations, additions or improvements.

        f. Professional Service. GFC may, at Customer's expense, hire independent contractors to provide such legal, accounting and other professional or technical services as GFC reasonably deems advisable for the management, operation and maintenance of the Stores. During the Term of this Agreement, GFC's corporate staff may be periodically provided to the Customer at Customer's expense (including, but not limited to, out-of-pocket expenses).

        g. Accounting. GFC may maintain books and records of accounts relating to the operation and management of the Stores. The books and records for the Stores shall be kept substantially in accordance with the system currently utilized by GFC or hereafter modified by GFC.

        h. Insurance. GFC shall have the right to purchase and maintain insurance coverages covering such risks in amounts for the benefit of GFC and Customer, as their interests appear, as GFC determines are necessary or appropriate.

        i. Financial. GFC shall have the right, to open and close all bank accounts, reconcile all accounts of Customer and prepare monthly, quarterly and annual financial statements of Customer.

        j. Miscellaneous Filing. GFC shall have the right to make tax, regulatory and other filings relative to Customer or Customer's Stores and to render periodic and other reports to governmental agencies having jurisdiction over the Stores and the assets of the Stores.

        k. Conveyances. GFC shall have the right to buy, lease, sell, use, invest, mortgage, encumber or otherwise acquire or dispose of, in the ordinary course of business, assets of Customer.

        l. Claims. GFC shall have the right to conduct litigation and incur legal expenses and to otherwise settle claims or disputes of Customer or related in any way to the Stores.

        m. Store Adjustments. At any time during the Term, Customer may open or operate or add a new Store or otherwise close an existing Store. In such event, such new store shall then be referred to as a "Store" and if a Store is closed, GFC and Customer may cease such Store's rights and obligations of this Agreement. GFC and Customer shall acknowledge that the respective rights, obligations and duties described in this Agreement shall fully apply to any such new Store.

     3.3 Limitation on GFC's Powers. Notwithstanding Sections 3.1 and 3.2 above, without the prior written authority of Customer, GFC shall not have the authority or take any action to cause Customer to: (a) sell, lease or otherwise dispose of all or substantially all of its assets;
          (b) borrow money, assume, guarantee or otherwise cause Customer to become liable for indebtedness, other than indebtedness to trade conditions in the ordinary course of Customer's business and indebtedness; or (c) take any other extraordinary corporate action as a result of GFC's actions related to this Agreement.

     3.4 GFC's Application of Powers and Duties. GFC will not have any duty or responsibility to provide services or to take or refrain from taking any actions except as provided in this Agreement.

4. Duties of Customer. During the Term of this Agreement, Customer shall have the following duties and obligations:

     (a) Books and Records. Customer shall maintain appropriate books and records and provide such documentation to GFC as necessary and proper for the service of the business being provided for hereunder. Customer agrees to make available to GFC the following information: (i) all invoices, statements, bills, checks, purchase orders, cash register tapes, receipts and other evidence or indicia of expenses for the purchase and income from the sale of goods at the Stores; (ii) all other business records acquired, received or maintained at the Stores which are reasonably requested by GFC; and (iii) all notices, correspondence or communications between Customer and any party or governmental agency having jurisdiction and/or rights over the business operations of the Customer or the Stores.
         (b) Compliance with Laws. The Customer shall operate the business in such manner as to comply with all laws, statutes, ordinances and governmental rules and regulations applicable to the operation of the business and Customer shall comply with health, safety, licensing and zoning requirements applicable to the business operations at the Stores.

         (c) Debts and Liabilities. All expenses, debts, obligations and other liabilities arising in connection with the Stores shall be the sole responsibility of the Customer.

         (d) Conduct. Customer shall conduct itself and the operation of the Stores with due regard to trade and business ethics, and shall not engage in or knowingly permit any acts or practices which would disparage or tend to disparage the Stores or the goodwill thereof.

5. Management Fee and Maintenance Expenses. In consideration of the services rendered by GFC to Customer hereunder, Customer agrees to pay GFC a management fee and other expenses as follows:

    (a) Management Fee. As consideration of the services to be provided by GFC to Customer, Customer shall pay GFC a management fee during the Term of this Agreement: FIVE AND ONE-HALF PERCENT (5.50%) of Licensee's net sales from or at the Stores (the "Management Fee"). This Management Fee shall be due and payable in arrears on the thirtieth (30th) calendar day of each calendar month during the Term, beginning , 1998. Fractional months at the beginning or end of the Term hereof shall be appropriately prorated.

        The Management Fee shall be subsequently adjusted if there is: (i) an increase in the Stores to be serviced by GFC by the Agreement; (ii) a change in the services to be provided by GFC to Customer; or (iii) any accounting adjustments made by GFC to reflect GFC's costs incurred, without a mark-up, to provide the services referenced in Section 3 hereof to Customer.

    (b) Expenses. Customer shall reimburse GFC on the thirtieth (30th) calendar day of each month for all expenses incurred by GFC on behalf of Customer (the "Maintenance Expenses") during the immediately preceding month in connection with the management services being provided by GFC for Customer, including, but not limited to, all purchases of product, supplies, equipment and other items expressed or implied in the Agreement.

    (c) Payment of the Management Fee and Maintenance Expense. The Management Fee and Maintenance Expense shall be paid in the time and manner described in Sections 5.(a) and (b) above at GFC's offices located at 400 Goody's Lane, Knoxville Tennessee 37922, or at any other place reasonably designated by GFC. Unless otherwise directed by GFC, Customer shall render payment of the Management Fee and the Maintenance Expenses by check, electronically by inter-bank or intra-bank transfer, or (where GFC and Customer are affiliates) by inter-company transfer.



6.   Default.

     (a) If GFC or Customer fails to observe or perform any material term, covenant or condition under this Agreement and such failure continues for a period of ten (10) days after notice thereof is given to it by the other, the other may terminate this Agreement by written notice. If such failure is of such a nature that it cannot with due diligence be cured within a period of ten (10) days, then such failure shall not be deemed to continue if the failing party proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof.

     (b) GFC or Customer may terminate this Agreement by notice to the other if:
         (i) the other ceases to carry on its business, (ii) a receiver or similar officer is appointed for the other and is not discharged within thirty (30) days, (iii) the other becomes insolvent, admits in writing its inability to pay its debts as they mature, is adjudicated bankrupt or makes an assignment for the benefit of its creditors or another arrangement of similar import; or (iv) proceedings under any bankruptcy or insolvency law are commenced by or against the other and are not dismissed within thirty (30) days.

     (c) In the event of termination of this Agreement, the Customer will remain liable to GFC, and GFC will remain liable to the Customer, for any amounts and obligations owing to or accrued in favor of GFC or the Customer, as the case may be, prior to the effective date of such termination.

7.   Limitations on Liability and Indemnification.

     (a) Limitations on Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, GFC WILL NOT BE LIABLE TO THE CUSTOMER FOR ANY LOSS OR DAMAGE OF ANY NATURE INCURRED OR SUFFERED BY THE CUSTOMER IN ANY WAY RELATING TO OR ARISING OUT OF THE ACT OR DEFAULT OF GFC OR ANY OF ITS EMPLOYEES OR AGENTS IN THE PERFORMANCE OR THE NON-PERFORMANCE OF THIS AGREEMENT OR ANY PART HEREOF, EXCEPT LOSS OR DAMAGE TO THE CUSTOMER CAUSED BY GFC 'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT UNDER THIS AGREEMENT TO THE EXTENT TO WHICH THE SAME IS NOT COVERED BY INSURANCE. IN NO EVENT WILL GFC BE LIABLE FOR THE CUSTOMER'S LOSS OF PROFITS AND/OR OTHER CONSEQUENTIAL LOSS OR DAMAGE NOR WILL GFC BE IN ANY WAY LIABLE FOR ANY ACT, DEFAULT OR NEGLIGENCE, WILLFUL OR OTHERWISE, OF ANY INDEPENDENT CONTRACTOR EMPLOYED FOR THE PURPOSE OF PROVIDING SERVICES TO THE CUSTOMER.

     (b) Indemnification. Except as otherwise set forth in the first sentence of
         Section 7.(a) hereof, GFC will not be liable for, and the Customer will indemnify and save and hold GFC, and its officers, directors, shareholders and employees, harmless from and against, any and all damages, liabilities, losses, claims, actions, suits, proceedings, fees, costs or expenses (including, but not limited to, reasonable attorneys' fees and other costs and expenses incident to any suit, proceeding or investigation of any claim) of whatsoever kind and nature imposed on, incurred by or asserted against GFC at any time during or after the Term of this Agreement (whether because of an act or omission by GFC or otherwise unless such act or omission is determined to be a result of the gross negligence or willful misconduct of GFC ) in any way relating to or arising out of the performance by GFC of its duties hereunder.

     (c) Judgments in Good Faith. Notwithstanding any other provisions contained herein to the contrary, in no event shall Customer, or any director, officer, employee or shareholder of Customer make any claim against GFC (or GFC directors, officers or employees) on account of any alleged errors of judgment made in good faith in connection with the conduct of GFC's operations hereunder, nor shall Customer object to any expenditure made by GFC in good faith in the course of its management of Customer's operations or in the settlement of any claim arising out of the conduct of GFC's operations.

8.   Notices.

    (a) Notice Addresses. Written communications between GFC and Customer shall be sent to their respective addresses (hereafter, "Notice Address"), provided that GFC or Customer may change its Notice Address by giving written notice of such change to the other party at least ten (10) days in advance. The Notice Address shall be as follows:

         If to GFC:                 Goody's Family Clothing, Inc.
                                    400 Goody's Lane
                                    Knoxville, Tennessee  37922
                                    Attn:  Chief Financial Officer


         If to Customer:   GFCTN, L.P..
                                    400 Goody's Lane
                                    Knoxville, Tennessee 37922
                                    Attn:  President

    (b) Notices. Wherever this Agreement provides for notice, such notice shall be in writing and shall be delivered to a party at its Notice Address, either by hand delivery or by United States mail, certified, with return receipt requested, by a nationally recognized overnight courier service, or telexed or telecopied. A hand-delivered notice shall be effective on the date of receipt by the party being served with the notice. A mailed notice shall be effective on the earlier of: (i) the date of receipt or refusal of receipt; or (ii) five (5) days after the date of mailing.

9.   General Provisions.

     (a) The term "Agreement" as used herein, includes the Schedule attached hereto, as well as any future written amendments, modifications or supplements hereto. The provisions of this Agreement may not be waived, altered, amended, or repealed, in whole or in part, except with the written consent of all parties to this Agreement.

     (b) The obligations of any party hereunder shall be suspended to the extent that such party is hindered or suspended from complying therewith because of strikes and other labor disputes, fire and other casualty, and force majeure or any other cause beyond such party's control.

     (c) GFC shall have the absolute right to assign, convey, or license this Agreement at any time. This Agreement is personal to Customer and shall not be assigned or otherwise transferred by it without the prior written consent of GFC. Subject to the foregoing this Agreement shall be binding on, and shall inure to the benefit of, the parities to it and their respective successors, and assigns.

     (d) It is intended that each section of this Agreement shall be viewed as separate and divisible, and in the event that any section shall beheld to be invalid, the remaining sections shall continue to be in full force and effect.

     (e) The  provisions of this  Agreement  relating to the  determination  and payment of Management Fee and Maintenance Expenses hereunder are included solely for the purpose of providing a method whereby the said Management Fee and Maintenance Expenses can be measured and ascertained. GFC and Customer shall not be construed as joint ventureres or partners of each other and neither shall have the power to bind or obligate the other except as set forth in this Agreement.

     (f) This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee.

     (g) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the date first shown above.


GFCTN, L.P.                                     Goody's Family Clothing, Inc.


By:      Trebor of TN, Inc.
         General Partner

By:       /s/ Regis J. Hebbeler               By:  /s/ Harry M. Call
Its:      Vice President                      Its: President

                                                       Exhibit - 4.1 D

                          MANAGEMENT SERVICE AGREEMENT


         THIS MANAGEMENT SERVICE AGREEMENT ("Agreement"), is made and entered into this 20th day of May, 1998, to be effective as of May 20, 1998 (the "Effective Date") between GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("GFC"), and GFCGA, L.P. a Tennessee limited partnership ("Customer").

                                    RECITALS

         A. GFC owns and manages several retail clothing stores (individually a "Non-Store Location" and collectively, "Non-Store Locations") in several states under the tradename Goody's.

         B.  Customer   plans  to  own  and  operate  retail   clothing   stores
(individually a "Store" and collectively, the "Stores") in the state of Georgia under the tradename Goody's.

         C. The purpose of this Agreement is to set forth the terms and conditions whereunder GFC shall provide Customer and Customer shall procure from GFC certain management, accounting and administrative services.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, GFC and Customer hereby agree as follows:

1. Appointment and Acceptance. The Customer hereby appoints GFC to provide to Customer certain management, accounting and administrative services. GFC hereby accepts such appointment and agrees to provide management, accounting and administrative services to Customer in accordance with the terms of this Agreement.

2.   The Term.

     (a) Unless earlier terminated according to the provisions of paragraph (b) below, this Agreement shall be in force and effect for a period of one
         (1) year from the Effective Date and shall thereafter be automatically renewed for successive terms of one (1) year each (such one (1) year period and any renewals thereof shall be referred to as the "Term").

     (b) Either party hereto may terminate this Agreement upon thirty (30) days advance written notice to the other party of such election to terminate; provided, however, that the parties hereto may agree in writing to a shorter or longer notice period.

3.   Duties, Powers and Limitations of GFC.

     3.1 Duties of GFC. GFC shall manage the business and affairs of Customer in a manner consistent with GFC's management of the Non-Store Locations. Such duties may include the following:

          a. General. GFC shall control the day-to-day conduct of the business activities of Customer relating to matters concerning marketing, personnel, banking, credit policies, billing procedures, collection matters and procurement in connection with Customer's operations, and such other matters as may be necessary or appropriate in connection with day-to-day conduct of Customer's operations.

          b. Inventory. GFC shall procure and maintain supplies used in connection with the operations of the Stores.

          c. Financial Reporting. GFC shall prepare and forward Customer, on an annual, quarterly and monthly basis, financial statements of Customer; GFC shall likewise furnish to the Customer such other related financial information and reports concerning the conduct of the business and affairs of Customer as the Customer may reasonably request.

          d. Audit. GFC shall maintain the books and records of the assets owned by Customer and the Stores. At any time during the Term, Customer shall have the right, upon ten (10) days prior notice, at Customer's expense, to audit the books and records of GFC relative solely to the Stores and only for the period of the Term of this Agreement.

          e. Compliance with Laws. GFC shall make good faith and reasonable efforts to comply with all applicable statutes, ordinances, rules and regulations of federal, state and local governmental bodies having jurisdiction over the Stores, including the filing of periodic reports and other governmental forms.


     3.2 Powers of GFC. GFC, at Customer's expense, is hereby authorized and empowered, in the name and on behalf of the Customer and without further authorization from the Customer, to provide the following services:

         a. Policy Implementation. GFC shall have sole discretion to establish all policies applicable to the Stores, including, without limitation, purchasing, pricing, design and decor, maintenance, employment policies and benefits, standards of operation, quality of service, marketing and promotional activities, banking, accounting, financial controls and any other matters affecting the operation of the Stores.

     b. Personnel. GFC shall have the right to hire, supervise, direct the work of, promote, discharge and determine the compensation and other benefits of all personnel working in or for the Stores. GFC may incur reasonable and customary employment agency fees and employee relocation expenses for employees of the Stores. GFC shall employ and pay for GFC's own account, the wages and other compensation of certain management personnel to assist with the operations and management at the Stores. GFC shall have the right to invoice Customer and Customer shall have the obligation to reimburse GFC for all reasonable travel and lodging expenses incurred by GFC employees while they are traveling on behalf of the Customer.

        c. Permits and Licenses. GFC, shall have the right to obtain, maintain and review all licenses and permits that may be required for the operation of the Stores.

        d. Contracts. GFC, as the administrative manger for the Customer, shall have the authority to enter into concessionaire, inventory, product service and other contracts or agreements as are in GFC's reasonable, professional judgment necessary for the operation, supply and maintenance of the Stores.

        e. Alterations. GFC shall have the right to make alterations, additions or improvements to the Stores as it deems necessary or required. The Customer shall bear all responsibility for the costs of such alterations, additions or improvements.

        f. Professional Service. GFC may, at Customer's expense, hire independent contractors to provide such legal, accounting and other professional or technical services as GFC reasonably deems advisable for the management, operation and maintenance of the Stores. During the Term of this Agreement, GFC's corporate staff may be periodically provided to the Customer at Customer's expense (including, but not limited to, out-of-pocket expenses).

        g. Accounting. GFC may maintain books and records of accounts relating to the operation and management of the Stores. The books and records for the Stores shall be kept substantially in accordance with the system currently utilized by GFC or hereafter modified by GFC.

        h. Insurance. GFC shall have the right to purchase and maintain insurance coverages covering such risks in amounts for the benefit of GFC and Customer, as their interests appear, as GFC determines are necessary or appropriate.

        i. Financial. GFC shall have the right, to open and close all bank accounts, reconcile all accounts of Customer and prepare monthly, quarterly and annual financial statements of Customer.

        j. Miscellaneous Filing. GFC shall have the right to make tax, regulatory and other filings relative to Customer or Customer's Stores and to render periodic and other reports to governmental agencies having jurisdiction over the Stores and the assets of the Stores.

        k. Conveyances. GFC shall have the right to buy, lease, sell, use, invest, mortgage, encumber or otherwise acquire or dispose of, in the ordinary course of business, assets of Customer.

        l. Claims. GFC shall have the right to conduct litigation and incur legal expenses and to otherwise settle claims or disputes of Customer or related in any way to the Stores.

        m. Store Adjustments. At any time during the Term, Customer may open or operate or add a new Store or otherwise close an existing Store. In such event, such new store shall then be referred to as a "Store" and if a Store is closed, GFC and Customer may cease such Store's rights and obligations of this Agreement. GFC and Customer shall acknowledge that the respective rights, obligations and duties described in this Agreement shall fully apply to any such new Store.

     3.3 Limitation on GFC's Powers. Notwithstanding Sections 3.1 and 3.2 above, without the prior written authority of Customer, GFC shall not have the authority or take any action to cause Customer to: (a) sell, lease or otherwise dispose of all or substantially all of its assets;
          (b) borrow money, assume, guarantee or otherwise cause Customer to become liable for indebtedness, other than indebtedness to trade conditions in the ordinary course of Customer's business and indebtedness; or (c) take any other extraordinary corporate action as a result of GFC's actions related to this Agreement.

     3.4 GFC's Application of Powers and Duties. GFC will not have any duty or responsibility to provide services or to take or refrain from taking any actions except as provided in this Agreement.

4. Duties of Customer. During the Term of this Agreement, Customer shall have the following duties and obligations:

     (a) Books and Records. Customer shall maintain appropriate books and records and provide such documentation to GFC as necessary and proper for the service of the business being provided for hereunder. Customer agrees to make available to GFC the following information: (i) all invoices, statements, bills, checks, purchase orders, cash register tapes, receipts and other evidence or indicia of expenses for the purchase and income from the sale of goods at the Stores; (ii) all other business records acquired, received or maintained at the Stores which are reasonably requested by GFC; and (iii) all notices, correspondence or communications between Customer and any party or governmental agency having jurisdiction and/or rights over the business operations of the Customer or the Stores.
         (b) Compliance with Laws. The Customer shall operate the business in such manner as to comply with all laws, statutes, ordinances and governmental rules and regulations applicable to the operation of the business and Customer shall comply with health, safety, licensing and zoning requirements applicable to the business operations at the Stores.

         (c) Debts and Liabilities. All expenses, debts, obligations and other liabilities arising in connection with the Stores shall be the sole responsibility of the Customer.

         (d) Conduct. Customer shall conduct itself and the operation of the Stores with due regard to trade and business ethics, and shall not engage in or knowingly permit any acts or practices which would disparage or tend to disparage the Stores or the goodwill thereof.

5. Management Fee and Maintenance Expenses. In consideration of the services rendered by GFC to Customer hereunder, Customer agrees to pay GFC a management fee and other expenses as follows:

    (a) Management Fee. As consideration of the services to be provided by GFC to Customer, Customer shall pay GFC a management fee during the Term of this Agreement: OFICE AND ONE-HALF PERCENT (5.50%) of Licensee's net sales from or at the Stores (the "Management Fee"). This Management Fee shall be due and payable in arrears on the thirtieth (30th) calendar day of each calendar month during the Term, beginning , 1998. Fractional months at the beginning or end of the Term hereof shall be appropriately prorated.

        The Management Fee shall be subsequently adjusted if there is: (i) an increase in the Stores to be serviced by GFC by the Agreement; (ii) a change in the services to be provided by GFC to Customer; or (iii) any accounting adjustments made by GFC to reflect GFC's costs incurred, without a mark-up, to provide the services referenced in Section 3 hereof to Customer.

    (b) Expenses. Customer shall reimburse GFC on the thirtieth (30th) calendar day of each month for all expenses incurred by GFC on behalf of Customer (the "Maintenance Expenses") during the immediately preceding month in connection with the management services being provided by GFC for Customer, including, but not limited to, all purchases of product, supplies, equipment and other items expressed or implied in the Agreement.

    (c) Payment of the Management Fee and Maintenance Expense. The Management Fee and Maintenance Expense shall be paid in the time and manner described in Sections 5.(a) and (b) above at GFC's offices located at 400 Goody's Lane, Knoxville Tennessee 37922, or at any other place reasonably designated by GFC. Unless otherwise directed by GFC, Customer shall render payment of the Management Fee and the Maintenance Expenses by check, electronically by inter-bank or intra-bank transfer, or (where GFC and Customer are affiliates) by inter-company transfer.



6.   Default.

     (a) If GFC or Customer fails to observe or perform any material term, covenant or condition under this Agreement and such failure continues for a period of ten (10) days after notice thereof is given to it by the other, the other may terminate this Agreement by written notice. If such failure is of such a nature that it cannot with due diligence be cured within a period of ten (10) days, then such failure shall not be deemed to continue if the failing party proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof.

     (b) GFC or Customer may terminate this Agreement by notice to the other if:
         (i) the other ceases to carry on its business, (ii) a receiver or similar officer is appointed for the other and is not discharged within thirty (30) days, (iii) the other becomes insolvent, admits in writing its inability to pay its debts as they mature, is adjudicated bankrupt or makes an assignment for the benefit of its creditors or another arrangement of similar import; or (iv) proceedings under any bankruptcy or insolvency law are commenced by or against the other and are not dismissed within thirty (30) days.

     (c) In the event of termination of this Agreement, the Customer will remain liable to GFC, and GFC will remain liable to the Customer, for any amounts and obligations owing to or accrued in favor of GFC or the Customer, as the case may be, prior to the effective date of such termination.

7.   Limitations on Liability and Indemnification.

     (a) Limitations on Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, GFC WILL NOT BE LIABLE TO THE CUSTOMER FOR ANY LOSS OR DAMAGE OF ANY NATURE INCURRED OR SUFFERED BY THE CUSTOMER IN ANY WAY RELATING TO OR ARISING OUT OF THE ACT OR DEFAULT OF GFC OR ANY OF ITS EMPLOYEES OR AGENTS IN THE PERFORMANCE OR THE NON-PERFORMANCE OF THIS AGREEMENT OR ANY PART HEREOF, EXCEPT LOSS OR DAMAGE TO THE CUSTOMER CAUSED BY GFC 'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT UNDER THIS AGREEMENT TO THE EXTENT TO WHICH THE SAME IS NOT COVERED BY INSURANCE. IN NO EVENT WILL GFC BE LIABLE FOR THE CUSTOMER'S LOSS OF PROFITS AND/OR OTHER CONSEQUENTIAL LOSS OR DAMAGE NOR WILL GFC BE IN ANY WAY LIABLE FOR ANY ACT, DEFAULT OR NEGLIGENCE, WILLFUL OR OTHERWISE, OF ANY INDEPENDENT CONTRACTOR EMPLOYED FOR THE PURPOSE OF PROVIDING SERVICES TO THE CUSTOMER.

     (b) Indemnification. Except as otherwise set forth in the first sentence of
         Section 7.(a) hereof, GFC will not be liable for, and the Customer will indemnify and save and hold GFC, and its officers, directors, shareholders and employees, harmless from and against, any and all damages, liabilities, losses, claims, actions, suits, proceedings, fees, costs or expenses (including, but not limited to, reasonable attorneys' fees and other costs and expenses incident to any suit, proceeding or investigation of any claim) of whatsoever kind and nature imposed on, incurred by or asserted against GFC at any time during or after the Term of this Agreement (whether because of an act or omission by GFC or otherwise unless such act or omission is determined to be a result of the gross negligence or willful misconduct of GFC ) in any way relating to or arising out of the performance by GFC of its duties hereunder.

     (c) Judgments in Good Faith. Notwithstanding any other provisions contained herein to the contrary, in no event shall Customer, or any director, officer, employee or shareholder of Customer make any claim against GFC (or GFC directors, officers or employees) on account of any alleged errors of judgment made in good faith in connection with the conduct of GFC's operations hereunder, nor shall Customer object to any expenditure made by GFC in good faith in the course of its management of Customer's operations or in the settlement of any claim arising out of the conduct of GFC's operations.

8.   Notices.

    (a) Notice Addresses. Written communications between GFC and Customer shall be sent to their respective addresses (hereafter, "Notice Address"), provided that GFC or Customer may change its Notice Address by giving written notice of such change to the other party at least ten (10) days in advance. The Notice Address shall be as follows:

         If to GFC:                 Goody's Family Clothing, Inc.
                                    400 Goody's Lane
                                    Knoxville, Tennessee  37922
                                    Attn:  Chief Financial Officer


         If to Customer:   GFCGA, L.P..
                                    400 Goody's Lane
                                    Knoxville, Tennessee 37922
                                    Attn:  President

    (b) Notices. Wherever this Agreement provides for notice, such notice shall be in writing and shall be delivered to a party at its Notice Address, either by hand delivery or by United States mail, certified, with return receipt requested, by a nationally recognized overnight courier service, or telexed or telecopied. A hand-delivered notice shall be effective on the date of receipt by the party being served with the notice. A mailed notice shall be effective on the earlier of: (i) the date of receipt or refusal of receipt; or (ii) five (5) days after the date of mailing.

9.   General Provisions.

     (a) The term "Agreement" as used herein, includes the Schedule attached hereto, as well as any future written amendments, modifications or supplements hereto. The provisions of this Agreement may not be waived, altered, amended, or repealed, in whole or in part, except with the written consent of all parties to this Agreement.

     (b) The obligations of any party hereunder shall be suspended to the extent that such party is hindered or suspended from complying therewith because of strikes and other labor disputes, fire and other casualty, and force majeure or any other cause beyond such party's control.

     (c) GFC shall have the absolute right to assign, convey, or license this Agreement at any time. This Agreement is personal to Customer and shall not be assigned or otherwise transferred by it without the prior written consent of GFC. Subject to the foregoing this Agreement shall be binding on, and shall inure to the benefit of, the parities to it and their respective successors, and assigns.

     (d) It is intended that each section of this Agreement shall be viewed as separate and divisible, and in the event that any section shall beheld to be invalid, the remaining sections shall continue to be in full force and effect.

     (e) The  provisions of this  Agreement  relating to the  determination  and payment of Management Fee and Maintenance Expenses hereunder are included solely for the purpose of providing a method whereby the said Management Fee and Maintenance Expenses can be measured and ascertained. GFC and Customer shall not be construed as joint ventureres or partners of each other and neither shall have the power to bind or obligate the other except as set forth in this Agreement.

     (f) This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee.

     (g) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the date first shown above.


GFCTN, L.P.                                      Goody's Family Clothing, Inc.


By:      Trebor of TN, Inc.
         General Partner

By:      /s/ Regis J. Hebbeler               By:   /s/ Harry M. Call
Its:     Vice President                      Its:  President













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